Semi-Annual Report o April 30, 1998

CitiSelect(R) Portfolios
----------------

                                   ------------------------------
                                   CitiSelect(R) Folio 200
                                   ------------------------------
                                   CitiSelect(R) Folio 300
                                   ------------------------------
                                   CitiSelect(R) Folio 400
                                   ------------------------------
                                   CitiSelect(R) Folio 500
                                   ------------------------------

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                              INVESTMENT PRODUCTS:
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
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
TABLE OF CONTENTS

Letter to Our Shareholders                                                     1
 ................................................................................
Portfolio Invironment and Outlook                                              2
 ................................................................................
Risk Reward Trade-Off                                                          3
 ................................................................................
Fund Facts                                                                     4
 ................................................................................
Portfolio Highlights                                                           5
 ................................................................................
Fund Performance                                                               6
 ................................................................................
Statements of Assets and Liabilities                                          10
 ................................................................................
Statement of Operations                                                       11
 ................................................................................
Statements of Changes in Net Assets                                           12
 ................................................................................
Financial Statements                                                          14
 ................................................................................
Notes to Financial Statements                                                 16
 ................................................................................

LETTER TO OUR SHAREHOLDERS

Dear CitiSelect Portfolios Shareholder:

This semi-annual report covers the period from November 1, 1997 through April 30, 1998, for CitiSelect(R) Folios 200, 300, 400 and 500. Inside, the CitiSelect portfolios' investment manager, Citibank, N.A., discusses the market conditions it faced, the strategies it employed and its outlook for the future.

   We are pleased to report that the CitiSelect portfolios helped cushion volatility for shareholders while simultaneously participating in the gains of the world's most vibrant markets, including large-capitalization U.S. stocks. As they have since their inception, the four CitiSelect portfolios performed consistently with their risk/reward profiles. As expected, CitiSelect Folio 500 produced the greatest gains and most volatility during the period, while CitiSelect Folios 400, 300 and 200 provided incrementally more modest gains and less volatility, respectively.

   In our view, the consistent relative performance of the CitiSelect portfolios is evidence of the benefits of diversification among securities, asset classes, investment styles and geographic regions. This approach, known as asset allocation, is designed to give shareholders participation in market rallies and protection in declining markets. While the portfolios may not outperform the strongest single asset classes during any period, the CitiSelect portfolios are structured to seek the highest potential return over time consistent with their specific risk profiles. Over the long term, this diversified approach should help shareholders achieve their financial goals with less volatility than single-market-sector investments.

   As you know, on November 1, 1997 the Funds were reorganized to allow them to be managed in a more cost-effective and administratively simpler manner.

    Additionally, as you have probably heard, Citicorp recently announced its intention to merge with The Travelers Group. The completion of the merger is subject to the satisfaction of certain conditions. As necessary, we will provide you with information that specifically affects the funds.

   On behalf of the Board of Trustees, we want to thank you for your continued participation and confidence in the CitiSelect portfolios.

/s/ Philip W. Coolidge

    Philip W. Coolidge
    President
    May 16, 1998

PORTFOLIO ENVIRONMENT AND OUTLOOK

   THE ASIAN CRISIS INFLUENCED FINANCIAL MARKETS WORLDWIDE during the fourth quarter of 1997. Continued market volatility and declines in segments of the U.S. and European stock markets were largely attributed to investors' concerns that Asia's problems would slow economic growth in each region. Reduced demand for imported goods from Asian businesses and consumers, together with the beneficial effects of currency devaluations on Asian exports, were expected to erode sales and profits for many U.S. and European companies, especially those with significant exposure to Asian markets.

   However, this slower-growth scenario has not yet materialized. Economic growth in the U.S. and Europe during the first quarter of 1998 has been stronger than most economists predicted, and investors appear to have disregarded their earlier concerns about the Asian crisis. Stock and bond markets rose throughout the world between January and April, driven by undiminished demand for financial assets from individuals, institutions and retirement plans. Even Southeast Asian markets saw a modest rebound early in the year.

   Large-capitalization U.S. growth stocks continued to lead the global markets' advance over the past six months, as they have for the past several years. In the U.S., low interest rates, low inflation and growing corporate profits encouraged investments in stocks and equity mutual funds. In Europe, progress toward the creation of a single pan-European market, the European Monetary Union and one currency, the Euro, helped support stock prices. In Asia, loans and aid from the International Monetary Fund and other sources helped address investors' concerns that local economies would deteriorate further.

   THE CITISELECT PORTFOLIOS HAD VERY LITTLE DIRECT EXPOSURE TO THE EMERGING ASIAN MARKETS, instead focusing their international market exposure on the developed economies of Europe and, to a lesser degree, Japan and the Pacific Rim. Nonetheless, we believe that Asia's difficulties underscore the risks of investing in a single market, particularly one that has experienced a strong rally as Asian stocks did in the early 1990s. Because the CitiSelect portfolios are broadly diversified among the world's major stock and bond markets, our shareholders were spared the full brunt of local market volatility in the aftermath of the Asian crisis.

   Of course, some of the CitiSelect portfolios' holdings were indirectly affected by the Asian crisis, especially during November and December, 1997. In addition, investors' response to the events in Asia contributed to the portfolio management team's decision to modestly reduce the Portfolios' exposure to international investments and increase exposure to large-capitalization U.S. stocks. This small shift represents a return to the Portfolio's "neutral" allocation among the world's financial markets and investment styles, and is intended to maximize each portfolio's returns in a way that is consistent with its risk profile.

   LOOKING FORWARD, WE EXPECT MOST OF THE WORLD'S ECONOMIES TO REMAIN SOUND. However, we are cautious with regard to the sustainability of the global stock markets' rallies. Even under positive economic conditions, we would not be surprised to see corrections in those markets that have advanced most.

   In the U.S., moderate economic growth and low inflation should persist as long as the underlying fundamentals stay in place. We expect long-term interest rates to decline modestly in this environment, benefitting the U.S. bond market. On the other hand, because corporate earnings are growing more slowly and valuations are at the high end of their historical range, we do not expect the U.S. stock market to repeat its stellar performance of the last few years. Rather, we expect the domestic market to consolidate its gains either by remaining near current levels or through a temporary correction.

   Our view of the international stock and bond markets is mixed. We are optimistic about Europe, where the advent of the European Monetary Union will eliminate cross-border currency risks and form a single marketplace. European bonds have rallied as various nations' interest rates converge in anticipation of economic union. European companies are consolidating aggressively to take advantage of the new market, and shareholders are benefitting accordingly. In contrast, Japan remains mired in an economic recession, which we do not expect to end until Japan makes substantial changes in its financial systems.

   Regardless of which market, region or investment style prevails over the next several months, CitiSelect portfolios' shareholders are well positioned to achieve returns consistent with their attitudes toward risk. We believe that such constancy is of great value to long-term investors.

RISK REWARD TRADE-OFF
CitiSelect portfolios use a proprietary asset allocation which seeks an optimal mix of stocks, bonds and cash to help maximize potential return for any given level of risk. CitiSelect Folio 200 has the lowest risk level -- and the lowest return. CitiSelect 300 scores slightly higher on both counts, followed by CitiSelect Folio 400, then CitiSelect Folio 500.

                CITISELECT        CITISELECT       CITISELECT        CITISELECT
                 FOLIO 200        FOLIO 300        FOLIO 400          FOLIO 500

12/31/96         10,000.00        10,000.00        10,000.00          10,000.00
 1/31/97         10,052.34        10,075.05        10,092.42          10,121.61
 2/28/97         10,009.30        10,018.76        10,027.73          10,074.84
 3/31/97          9,827.83         9,803.00         9,787.43           9,850.33
 4/30/97          9,856.49         9,840.53         9,750.46           9,803.55
 5/31/97         10,267.17        10,356.47        10,415.90          10,661.27
 6/30/97         10,486.84        10,651.95        10,794.87          10,982.23
 7/31/97         10,677.86        10,924.59        11,063.59          11,300.28
 8/31/97         10,620.56        10,811.78        10,933.86          11,159.96
 9/30/97         10,945.28        11,225.44        11,489.82          11,758.65
10/31/97         10,821.12        11,009.21        11,128.45          11,300.28
11/30/97         10,802.02        11,127.36        11,328.86          11,350.42
12/31/97         10,802.63        11,113.51        11,279.39          11,285.87
01/31/98         10,822.36        11,123.34        11,250.14          11,247.39
02/28/98         11,157.78        11,595.42        11,913.06          12,036.34
03/31/98         11,325.50        11,841.29        12,264.02          12,476.92
04/30/98         11,394.55        11,910.14        12,351.76          12,555.89

This graph shows how the performance of each CitiSelect Portfolio compares to the other CitiSelect Portfolios over the same period.

FUND FACTS
MANAGER
CITIBANK N.A. -- Large Cap Growth Portfolio
              -- Small Cap Growth Portfolio
              -- Intermediate Income Portfolio
              -- Short-Term Portfolio

SUBADVISERS
FRANKLIN ADVISORY SERVICES, INC. -- Small Cap Value Portfolio
HOTCHKIS AND WILEY -- International Portfolio
MILLER ANDERSON & SHERRERD LLP -- Large Cap Value Portfolio
PACIFIC INVESTMENT MANAGEMENT COMPANY -- Foreign Bond Portfolio

CITISELECT FOLIO 200
FUND OBJECTIVE
As high a total return over time as is consistent with a primary emphasis on a combination of fixed income and money market securities, and a secondary emphasis on equity securities.

COMMENCEMENT OF OPERATIONS               DIVIDENDS
June 17, 1996                            Paid quarterly, if any

NET ASSETS AS OF 4/30/98                 CAPITAL GAINS
$213.5 million                           Paid annually, if any

CITISELECT FOLIO 300
FUND OBJECTIVE
As high a total return over time as is consistent with a balanced emphasis on equity and fixed income securities.

COMMENCEMENT OF OPERATIONS               DIVIDENDS
June 17, 1996                            Paid quarterly, if any

NET ASSETS AS OF 4/30/98                 CAPITAL GAINS
$379.0 million                           Paid annually, if any

CITISELECT FOLIO 400
FUND OBJECTIVE
As high a total return over time as is consistent with a primary emphasis on equity securities and a secondary emphasis on fixed income securities.

COMMENCEMENT OF OPERATIONS               DIVIDENDS
June 17, 1996                            Paid annually, if any Net

ASSETS AS OF 4/30/98                     CAPITAL GAINS
$495.6 million                           Paid annually, if any

CITISELECT FOLIO 500
FUND OBJECTIVE
As high a total return over time as is consistent with a dominant emphasis on equity securities and a small allocation to fixed income securities.

COMMENCEMENT OF OPERATIONS               DIVIDENDS
September 3, 1996                        Paid annually, if any

NET ASSETS AS OF 4/30/98                 CAPITAL GAINS
$219.2 million                           Paid annually, if any

PORTFOLIO HIGHLIGHTS

TOP FIVE SECURITIES (STOCKS)

LARGE CAP GROWTH PORTFOLIO
COMPANY                           INDUSTRY                       % NET ASSETS
-------------------------------------------------------------------------------
General Electric Co.              Capital Goods                     6.04%
Microsoft Corp.                   Technology                        4.53%
Coca Cola Co.                     Consumer Non-Durables             4.12%
Pfizer Inc.                       Healthcare                        3.64%
Merck & Co.                       Healthcare                        3.16%

LARGE CAP VALUE PORTFOLIO
COMPANY                           INDUSTRY                       % NET ASSETS
-------------------------------------------------------------------------------
Ford Motor Co.                    Consumer Durable Goods            3.55%
International Business Machines   Technology                        3.11%
General Motors Corp.              Consumer Durable Goods            3.07%
Case Corp.                        Finance                           2.79%
Chase Manhattan Corp.             Finance                           2.68%

SMALL CAP GROWTH PORTFOLIO
COMPANY                           INDUSTRY                       % NET ASSETS
-------------------------------------------------------------------------------
Lamar Advertising Co.             Commercial Services               2.86%
Lernout & Hauspie Speech Prod.    Electronics/Technical Services    2.79%
Whitman Hart, Inc.                Electronics/Technical Services    2.74%
Abacus Direct Corp.               Commercial Services               2.70%
Sirrom Capital Corp.              Finance                           2.54%

SMALL CAP VALUE PORTFOLIO
COMPANY                           INDUSTRY                       % NET ASSETS
-------------------------------------------------------------------------------
JLG Industries, Inc.              Capital Goods                     2.71%
LTV Corp.                         Basic Industries                  2.55%
Standard Commercial Corp.         Consumer Basics                   2.39%
Komag Inc.                        Technology                        2.12%
United Industrial Corp.           Capital Goods                     2.09%

DOMESTIC FIXED INCOME

INTERMEDIATE INCOME PORTFOLIO
INSTRUMENTS                                                      % NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Issues                                               41.18%
Mortgage and Asset Backed Securities                               41.14%
Corporate Bonds                                                    16.42%
Short Term Obligations                                              1.26%

TOP 5 COUNTRIES (INTERNATIONAL ASSET CLASSES)

FOREIGN BOND PORTFOLIO
COUNTRY                                                          % NET ASSETS
-------------------------------------------------------------------------------
Canada                                                             10.94%
Great Britain                                                      10.04%
Japan                                                               7.88%
Australia                                                           7.57%
France                                                              6.99%

INTERNATIONAL PORTFOLIO
COUNTRY                                                          % NET ASSETS
-------------------------------------------------------------------------------
Great Britain                                                      24.59%
Japan                                                              10.94%
France                                                              9.47%
Switzerland                                                         9.86%
Netherlands                                                         7.37%

FUND PERFORMANCE CITISELECT FOLIO 200

TOTAL RETURNS
                                                                       SINCE
                                                  SIX         ONE     6/17/96
ALL PERIODS ENDED APRIL 30, 1998 (Unaudited)     MONTHS**     YEAR   INCEPTION*
-------------------------------------------------------------------------------
CitiSelect(R) Folio 200                           5.30%      15.60%    10.84%
Composite Benchmark                               6.86%      17.48%    12.01%

 *Average Annual Total Return
**Not Annualized

GROWTH OF A $10,000 INVESTMENT

A $10,000 investment in the Fund made on inception date would have grown to $12,121 (as of 4/30/98). The graph shows how the Fund compares to its benchmarks over the same period June 17, 1996 to April 30, 1998.

                                                                    LEHMAN BROS.
                                                                    INTERMEDIATE
                                                                     GOV'T/CORP
                CITISELECT        COMPOSITE       S&P 500 INDEX      BOND INDEX
                 FOLIO 200        BENCHMARK        (UNMANAGED)       (UNMANAGED)

 6/17/96         10,000.00        10,000.00        10,000.00          10,000.00
 6/30/96         10,020.00        10,020.00        10,086.00          10,085.00
 7/31/96          9,900.04         9,879.72         9,640.20          10,115.26
 8/31/96         10,125.29        10,021.99         9,843.61          10,123.35
 9/30/96         10,321.17        10,217.42        10,396.82          10,264.06
10/31/96         10,406.66        10,318.57        10,683.77          10,445.74
11/30/96         10,684.08        10,585.82        11,490.39          10,583.62
12/31/96         10,637.76        10,565.71        11,262.88          10,515.88
 1/31/97         10,693.44        10,612.20        11,965.69          10,556.90
 2/28/97         10,647.65        10,585.67        12,060.22          10,576.95
 3/31/97         10,454.61        10,424.76        11,565.75          10,503.97
 4/30/97         10,485.09        10,521.71        12,255.07          10,626.87
 5/31/97         10,921.97        10,936.27        13,000.18          10,715.07
 6/30/97         11,155.65        11,171.40        13,582.58          10,812.58
 7/31/97         11,358.85        11,400.41        14,662.40          11,032.08
 8/31/97         11,297.89        11,306.93        13,841.30          10,976.91
 9/30/97         11,643.33        11,652.92        14,598.42          11,104.25
10/31/97         11,511.25        11,567.86        14,110.84          11,227.50
11/30/97         11,490.93        11,587.52        14,764.17          11,252.20
12/31/97         11,491.58        11,664.00        15,018.11          11,342.22
 1/31/98         11,512.56        11,746.81        15,183.31          11,490.81
 2/28/98         11,869.38        12,081.60        16,278.03          11,481.61
 3/31/98         12,047.79        12,248.32        17,111.46          11,518.35
 4/30/98         12,121.25        12,361.01        17,286.00          11,575.95

Notes: We believe that the performance comparison to the composite benchmark, on which the Fund's asset allocation model is based, is a more appropriate comparison than a comparison to any single broad-based securities market index, such as the S&P 500 Index or the Lehman Brothers Intermediate Gov't/Corp Bond Index, which securities regulations require us to include. All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Returns reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's return would have been lower.

+ The returns are based on the composite performance of unmanaged indices and assume reinvestment of dividends and interest payments. Indices and percentages used: S&P 500 Index -- Large Cap Stocks (15%); Russell 2000 Index -- Small Cap Stocks (15%); Morgan Stanley EAFE Index -- International Stocks (5%); Lehman Bros. Intermediate Gov't/Corp Bonds -- Domestic Bonds (25%); Salomon Bros. Non-$ World Gov't -- Foreign Gov't Bonds (20%); Federal Reserve 91-day Treasury Bill -- Cash (20%). Unlike the fund's total return the composite benchmark total return does not reflect any fees or expenses.

FUND PERFORMANCE CITISELECT FOLIO 300

TOTAL RETURNS
                                                                       SINCE
                                                  SIX         ONE     6/17/96
ALL PERIODS ENDED APRIL 30, 1998 (Unaudited)      MONTHS**    YEAR   INCEPTION*
-------------------------------------------------------------------------------
CitiSelect(R) Folio 300                           6.94%      19.64%    13.50%
Composite Benchmark                               8.94%      21.81%    14.43%

 *Average Annual Total Return
**Not Annualized

GROWTH OF A $10,000 INVESTMENT

A $10,000 investment in the Fund made on inception date would have grown to $12,670 (as of 4/30/98). The graph shows how the Fund compares to its benchmarks over the same period June 17, 1996 to April 30, 1998.
                                                                    LEHMAN BROS.
                                                                    INTERMEDIATE
                                                                     GOV'T/CORP
               CITISELECT       COMPOSITE       S&P 500 INDEX        INDEX BOND
               FOLIO 300        BENCHMARK        (UNMANAGED)         (UNMANAGED)

06/17/96       10,000.00        10,000.00         10,000.00         10,000.00
06/30/96       10,020.00        10,014.00         10,086.00         10,085.00
07/31/96        9,810.00         9,786.68          9,640.20         10,115.26
08/31/96       10,110.00         9,959.91          9,843.61         10,123.35
09/30/96       10,355.31        10,208.90         10,396.82         10,264.06
10/31/96       10,435.58        10,304.87         10,683.77         10,445.74
11/30/96       10,806.85        10,645.96         11,490.39         10,583.62
12/31/96       10,761.11        10,615.09         11,262.88         10,515.88
01/31/97       10,841.87        10,679.84         11,965.69         10,556.90
02/28/97       10,781.30        10,646.73         12,060.22         10,576.95
03/31/97       10,549.12        10,433.80         11,565.75         10,503.97
04/30/97       10,589.50        10,560.04         12,255.07         10,626.87
05/31/97       11,144.72        11,094.38         13,000.18         10,715.07
06/30/97       11,462.68        11,406.13         13,582.58         10,812.58
07/31/97       11,756.08        11,712.96         14,662.40         11,032.08
08/31/97       11,634.68        11,545.46         13,841.30         10,976.91
09/30/97       12,079.83        11,996.89         14,598.42         11,104.25
10/31/97       11,847.13        11,808.54         14,110.84         11,227.50
11/30/97       11,837.02        11,840.42         14,764.17         11,252.20
12/31/97       11,822.28        11,935.15         15,018.11         11,342.22
 1/31/98       11,832.74        12,036.60         15,183.31         11,490.81
 2/28/98       12,334.93        12,498.80         16,278.03         11,481.61
 3/31/98       12,596.48        12,738.78         17,111.46         11,518.35
 4/30/98       12,669.72        12,863.62         17,286.00         11,575.95



Notes: We believe that the performance comparison to the composite benchmark, on which the Fund's asset allocation model is based, is a more appropriate comparison than a comparison to any single broad-based securities market index, such as the S&P 500 Index or the Lehman Brothers Intermediate Gov't/Corp Bond Index, which securities regulations require us to include. All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Returns reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's return would have been lower.

+ The returns are based on the composite performance of unmanaged indices and assume reinvestment of dividends and interest payments. Indices and percentages used: S&P 500 Index -- Large Cap Stocks (20%); Russell 2000 Index -- Small Cap Stocks (20%); Morgan Stanley EAFE Index -- International Stocks (10%); Lehman Bros. Intermediate Gov't/Corp Bonds -- Domestic Bonds (25%); Salomon Bros. Non-$ World Gov't -- Foreign Gov't Bonds (20%); Federal Reserve 91-day Treasury Bill -- Cash (5%). Unlike the fund's total return the composite benchmark total return does not reflect any fees or expenses.

FUND PERFORMANCE CITISELECT FOLIO 400

TOTAL RETURNS
                                                                        SINCE
                                                   SIX        ONE      6/17/96
ALL PERIODS ENDED APRIL 30, 1998 (Unaudited)      MONTHS**    YEAR    INCEPTION*
-------------------------------------------------------------------------------
CitiSelect(R) Folio 400                           8.48%      23.82%    15.73%
Composite Benchmark                              11.12%      26.36%    15.92%

 *Average Annual Total Return
**Not Annualized

GROWTH OF A $10,000 INVESTMENT

A $10,000 investment in the Fund made on inception date would have grown to $13,140 (as of 4/30/98). The graph shows how the Fund compares to its benchmarks over the same period June 17, 1996 to April 30, 1998.

                                                                   LEHMAN BROS.
                                                                   INTERMEDIATE
                                                   S&P 500          GOV'T/CORP
                CITISELECT        COMPOSITE         INDEX           BOND INDEX
                 FOLIO 400        BENCHMARK       (UNMANAGED)       (UNMANAGED)

06/17/96         10,000.00        10,000.00        10,000.00        10,000.00
06/30/96          9,990.00         9,981.00        10,086.00        10,085.00
07/31/96          9,700.00         9,632.66         9,640.20        10,115.26
08/31/96         10,110.00         9,859.99         9,843.61        10,123.35
09/30/96         10,400.00        10,143.96        10,396.82        10,264.06
10/31/96         10,440.00        10,178.45        10,683.77        10,445.74
11/30/96         10,890.00        10,572.36        11,490.39        10,583.62
12/31/96         10,883.71        10,571.30        11,262.88        10,515.88
01/31/97         10,984.30        10,611.47        11,965.69        10,556.90
02/28/97         10,913.88        10,564.78        12,060.22        10,576.95
03/31/97         10,652.35        10,321.79        11,565.75        10,503.97
04/30/97         10,612.12        10,430.17        12,255.07        10,626.87
05/31/97         11,336.36        11,125.86        13,000.18        10,715.07
06/30/97         11,748.82        11,528.62        13,582.58        10,812.58
07/31/97         12,041.28        11,865.25        14,662.40        11,032.08
08/31/97         11,900.09        11,646.93        13,841.30        10,976.91
09/30/97         12,505.18        12,226.95        14,598.42        11,104.25
10/31/97         12,111.88        11,861.36        14,110.84        11,227.50
11/30/97         12,051.37        11,867.29        14,764.17        11,252.20
12/31/97         11,998.74        11,975.29        15,018.11        11,342.22
01/31/98         11,967.63        12,083.06        15,183.31        11,490.81
02/28/98         12,672.83        12,717.43        16,278.03        11,481.61
03/31/98         13,046.17        13,046.81        17,111.46        11,518.35
04/30/98         13,139.50        13,179.88        17,286.00        11,575.95

Notes: We believe that the performance comparison to the composite benchmark, on which the Fund's asset allocation model is based, is a more appropriate comparison than a comparison to any single broad-based securities market index, such as the S&P 500 Index or the Lehman Brothers Intermediate Gov't/Corp Bond Index, which securities regulations require us to include. All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Returns reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's return would have been lower.

+ The returns are based on the composite performance of unmanaged indices and assume reinvestment of dividends and interest payments. Indices and percentages used: S&P 500 Index -- Large Cap Stocks (20%); Russell 2000 Index -- Small Cap Stocks (30%); Morgan Stanley EAFE Index -- International Stocks (20%); Lehman Bros. Intermediate Gov't/Corp Bonds -- Domestic Bonds (5%); Salomon Bros. Non-$ World Gov't -- Foreign Gov't Bonds (20%); Federal Reserve 91-day Treasury Bill -- Cash (5%). Unlike the fund's total return the composite benchmark total return does not reflect any fees or expenses.

FUND PERFORMANCE CITISELECT FOLIO 500

TOTAL RETURNS
                                                                      SINCE
                                                   SIX        ONE     9/3/96
ALL PERIODS ENDED APRIL 30, 1998 (Unaudited)      MONTHS**    YEAR   INCEPTION*
-------------------------------------------------------------------------------
CitiSelect(R) Folio 500                           10.25%     27.09%    19.11%
Composite Benchmark                               13.23%     29.31%    21.73%

 *Average Annual Total Return
**Not Annualized

GROWTH OF A $10,000 INVESTMENT

A $10,000 investment in the Fund made on inception date would have grown to $13,357 (as of 4/30/98). The graph shows how the Fund compares to its benchmarks over the same period September 3, 1996 to April 30, 1998.


                                                                  SALOMON NON-$
               CITISELECT       COMPOSITE      MSCI EAFE INDEX  WORLD GOV'T BOND
                FOLIO 500       BENCHMARK        (UNMANAGED)       (UNMANAGED)

09/03/96        10,000.00        10,000.00        10,000.00         10,000.00
09/30/96        10,230.00        10,362.00        10,048.46         10,053.96
10/31/96        10,220.00        10,351.64         9,757.05         10,331.45
11/30/96        10,690.00        10,795.72         9,780.47         10,400.67
12/31/96        10,720.46        10,805.44        10,042.59         10,380.91
01/31/97        10,850.83        10,861.63         9,942.16         10,556.35
02/28/97        10,800.68        10,830.13        10,339.85         10,677.74
03/31/97        10,560.00        10,571.29        10,209.56         10,600.86
04/30/97        10,509.86        10,706.60         9,854.27         10,170.47
05/31/97        11,322.17        11,505.31        10,017.85         10,052.49
06/30/97        11,773.45        11,988.54        10,056.62          9,988.16
07/31/97        12,114.42        12,404.54        10,111.93          9,785.40
08/31/97        11,963.99        12,095.67        10,772.24         10,145.50
09/30/97        12,605.81        12,773.02        11,369.02         10,270.29
10/31/97        12,114.42        12,227.62        11,555.48         10,002.23
11/30/97        12,074.30        12,247.18        10,694.59         10,047.24
12/31/97        12,005.64        12,386.80        11,295.63         10,291.39
 1/31/98        11,964.70        12,528.01        10,430.38         10,521.92
 2/28/98        12,803.97        13,294.72        10,326.08         10,252.56
 3/31/98        13,274.77        13,725.47        10,419.01         10,149.01
 4/30/98        13,356.65        13,844.88        10,898.29         10,218.02

Notes: We believe that the performance comparison to the composite benchmark, on which the Fund's asset allocation model is based, is a more appropriate comparison than a comparison to any single broad-based securities market index, such as the Morgan Stanley EAFE Index or the Salomon Bros. Non-$ World Gov't Index, which securities regulations require us to include. All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Returns reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's return would have been lower.

+ The returns are based on the composite performance of unmanaged indices and assume reinvestment of dividends and interest payments. Indices and percentages used: S&P 500 Index -- Large Cap Stocks (20%); Russell 2000 Index -- Small Cap Stocks (35%); Morgan Stanley EAFE Index -- International Stocks (30%); Salomon Bros. Non-$ World Gov't -- Foreign Gov't Bonds (10%); Federal Reserve 91-day Treasury Bill -- Cash (5%). Unlike the fund's total return the composite benchmark total return does not reflect any fees or expenses.

CITISELECT PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES

                                           CITISELECT            CITISELECT            CITISELECT       CITISELECT
APRIL 30, 1998 (Unaudited)                  FOLIO 200             FOLIO 300             FOLIO 400        FOLIO 500
--------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in, at value:
  Large Cap Growth Portfolio              $ 16,593,169           $ 39,084,895         $ 51,139,158      $ 22,541,219
  Large Cap Value Portfolio                 16,333,839             38,562,747           50,110,796        22,173,609
  Small Cap Growth Portfolio                16,515,215             39,771,931           76,505,732        39,336,955
  Small Cap Value Portfolio                 15,969,767             38,078,989           74,721,598        38,433,485
  International Portfolio                   11,869,507             40,721,708          103,414,350        67,547,204
  Intermediate Income Portfolio             53,067,608             94,505,269           24,873,223            --
  Foreign Bond Portfolio                    41,726,890             73,695,043           96,713,356        20,956,037
  Short-Term Portfolio                      39,656,588             13,570,493           16,080,374         7,458,814
--------------------------------------------------------------------------------------------------------------------
Total Investments (Note 1)                 211,732,583            377,991,075          493,558,587       218,447,323
Receivable for shares of
  beneficial interest sold                   2,430,502              2,088,301            3,539,823         1,495,652
Other assets                                    28,063                107,646              274,715           158,365
--------------------------------------------------------------------------------------------------------------------
Total Assets                               214,191,148            380,187,022          497,373,125      220,101,340
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of
  beneficial interest repurchased              548,708                871,593            1,126,603           640,356
Payable to affiliates--
  Management fees (Note 2)                      36,055                 49,053               37,030             9,214
Accrued expenses                               132,064                242,582              643,081           294,373
--------------------------------------------------------------------------------------------------------------------
Total Liabilities                              716,827              1,163,228            1,806,714           943,943
--------------------------------------------------------------------------------------------------------------------
NET ASSETS for 18,486,842, 31,286,534
  39,127,752 and 16,791,817 shares,
  respectively, of beneficial interest
  outstanding                             $213,474,321           $379,023,794          $495,566,411     $219,157,397
--------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                           $195,417,609           $331,077,032          $416,999,817     $182,322,852
Undistributed net investment
  income (loss)                              1,934,540              2,595,636            1,273,857          (163,814)
Accumulated net realized gain
  on investments                             1,540,172              4,479,309            6,104,652         3,385,107
Unrealized appreciation of investments
  and foreign currency transactions         14,582,000             40,871,817           71,188,085        33,613,252
--------------------------------------------------------------------------------------------------------------------
Net Assets                                $213,474,321           $379,023,794         $495,566,411      $219,157,397
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
  OF BENEFICIAL INTEREST                        $11.55                 $12.11               $12.67            $13.05
--------------------------------------------------------------------------------------------------------------------

See notes to financial statements

CITISELECT PORTFOLIOS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED                   CITISELECT            CITISELECT            CITISELECT       CITISELECT
APRIL 30, 1998 (Unaudited)                  FOLIO 200             FOLIO 300             FOLIO 400        FOLIO 500
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (Note 6):
Interest                                   $ 3,575,144            $ 5,073,875          $ 3,997,563         $ 902,423
Dividends*                                     386,699              1,105,223            2,135,295         1,207,575
Allocated net expenses                        (655,812)            (1,324,351)          (1,928,967)         (889,496)
Foreign tax reclaims                             4,047                 24,003               62,123            39,497
--------------------------------------------------------------------------------------------------------------------
                                             3,310,078              4,878,750            4,266,014         1,259,999
--------------------------------------------------------------------------------------------------------------------
EXPENSES:
Distribution fees (Note 3)                     475,393                882,691            1,177,428           518,828
Management fees (Note 2)                       220,908                279,656              213,676            51,846
Shareholder reports                             23,430                 64,229               85,209            47,437
Transfer agent fees                             16,538                 18,608               35,011            16,021
Legal services                                  11,736                 13,919               16,521            10,738
Audit fees                                      12,754                 16,192               18,675            12,579
Registration fees                               16,208                  9,208               92,111            24,915
Custody and Fund Accounting fees                 8,100                  8,482                8,492             8,057
Trustees fees                                    4,036                  6,318                6,698             7,516
Miscellaneous                                   20,500                 24,112               66,936            20,766
--------------------------------------------------------------------------------------------------------------------
  Total expenses                               809,603              1,323,415            1,720,757           718,703
Less aggregate amounts waived by
  the Manager (Note 2)                         (39,520)                 --                   --               --
--------------------------------------------------------------------------------------------------------------------
  Net expenses                                 770,083              1,323,415            1,720,757           718,703
--------------------------------------------------------------------------------------------------------------------
  Net investment income                      2,539,995              3,555,335            2,545,257           541,296
--------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) (Note 6):
Net realized gain                            1,644,760              4,702,337            6,394,137         3,523,851
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation        6,189,141             16,754,646           30,368,580        16,606,919
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain             7,833,901             21,456,983           36,762,717        20,130,770
--------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                 $10,373,896            $25,012,318          $39,307,974      $20,672,066
--------------------------------------------------------------------------------------------------------------------
*Net of foreign taxes withheld             $    21,418            $    73,314          $   186,283      $    120,378

See notes to financial statements

CITISELECT PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
                                        CITISELECT FOLIO 200                                CITISELECT FOLIO 300
-----------------------------------------------------------------------------------------------------------------------------
                               SIX MONTHS     TEN MONTHS       JUNE 17, 1996+   SIX MONTHS       TEN MONTHS     JUNE 17, 1996+
                                 ENDED            ENDED             TO             ENDED           ENDED             TO
                            APRIL 30, 1998  OCTOBER 31, 1997    DECEMBER 31,  APRIL 30, 1998  OCTOBER 31, 1997   DECEMBER 31,
                              (Unaudited)      (Note 1F)          1996          (Unaudited)       (Note 1F)          1996
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income        $  2,539,995    $  3,158,996     $    899,000     $  3,555,335     $  5,081,355     $  1,462,651
Net realized gain (loss)        1,644,760       1,586,569          328,852        4,702,337        4,036,929          756,606
Net change in unrealized
  appreciation of
  investments                   6,189,141       5,482,209        2,910,650       16,754,646       16,483,809        7,633,362
-----------------------------------------------------------------------------------------------------------------------------
  Net increase in
    net assets resulting
    from operations            10,373,896      10,227,774        4,138,502       25,012,318       25,602,093        9,852,619
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM:
Net income                     (2,765,372)        (71,535)        (687,964)      (4,055,263)         (48,172)      (1,078,616)
Net realized gain on
  investments                  (2,990,460)       (247,643)        (206,058)      (7,140,789)        (553,981)        (417,933)
In excess of net income                --              --               --               --               --               --
In excess of realized gains
  on investments                       --              --               --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------
Total from distributions       (5,755,832)       (319,178)        (894,022)     (11,196,052)        (602,153)      (1,496,549)
-----------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (Note 5):
Net proceeds from sale
  of shares                    89,810,640      97,483,483      107,356,153       98,062,108      161,589,276      195,928,712
Net asset value of shares
  issued to shareholders
  from reinvestment
  of distributions              5,752,937         318,936          890,601       11,196,050          602,153        1,496,549
Cost of shares
  repurchased                 (52,910,562)    (44,283,179)      (8,715,828)     (69,243,281)     (57,427,040)     (10,353,009)
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
    in net assets from
    transactions in shares
    of beneficial interest     42,653,015      53,519,240       99,530,926       40,014,877      104,764,389      187,072,252
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS     47,271,079      63,427,836      102,775,406       53,831,143      129,764,329      195,428,322
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period           166,203,242     102,775,406            --         325,192,651      195,428,322            --
-----------------------------------------------------------------------------------------------------------------------------
End of period*               $213,474,321    $166,203,242     $102,775,406     $379,023,794     $325,192,651     $195,428,322
-----------------------------------------------------------------------------------------------------------------------------
* Including undistributed
  (over distributed) net
  investment income          $  1,934,540    $  2,159,917     $    155,387     $  2,595,636     $  3,095,564     $    231,965
-----------------------------------------------------------------------------------------------------------------------------

                                           CITISELECT FOLIO 400                              CITISELECT FOLIO 500
-----------------------------------------------------------------------------------------------------------------------------------
                                SIX MONTHS       TEN MONTHS      JUNE 17, 1996+    SIX MONTHS       TEN MONTHS    SEPTEMBER 3, 1996+
                                  ENDED            ENDED             TO              ENDED            ENDED              TO
                             APRIL 30, 1998   OCTOBER 31, 1997   DECEMBER 31,    APRIL 30, 1998   OCTOBER 31, 1997   DECEMBER 31,
                              (Unaudited)        (Note 1F)          1996           (Unaudited)       (Note 1F)           1996
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income         $ 2,545,257       $  4,176,962     $ 1,097,081      $    541,296      $  1,062,640     $    184,438
Net realized gain (loss)        6,394,137          6,053,161       1,371,474         3,523,851         2,209,014         (188,916)
Net change in unrealized
  appreciation of
  investments                  30,368,580         27,920,674      12,898,831        16,606,919        13,574,647        3,431,686
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in
    net assets resulting
    from operations            39,307,974         38,150,797      15,367,386        20,672,066        16,846,301        3,427,208
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM:
Net income                     (3,075,835)           (96,602)       (629,492)       (1,261,296)               --         (144,954)
Net realized gain on
  investments                  (9,500,048)          (869,414)       (738,025)       (2,644,180)               --               --
In excess of net income                --                 --              --          (163,814)               --           (1,053)
In excess of realized gains
  on investments                       --                 --              --                --                --          (73,003)
-----------------------------------------------------------------------------------------------------------------------------------
Total from distributions      (12,575,883)          (966,016)     (1,367,517)       (4,069,290)               --         (219,010)
-----------------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (Note 5):
Net proceeds from sale
  of shares                    97,764,474        237,424,101     252,564,522        45,850,269       129,199,716       84,679,052
Net asset value of shares
  issued to shareholders
  from reinvestment
  of distributions             12,574,806            966,016       1,367,517         4,068,438                --          218,935
Cost of shares
  repurchased                 (97,251,712)       (73,383,909)    (14,376,145)      (50,187,259)      (28,295,151)      (3,033,878)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
    in net assets from
    transactions in shares
    of beneficial interest     13,087,568        165,006,208     239,555,894          (268,552)      100,904,565       81,864,109
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS     39,819,659        202,190,989     253,555,763        16,334,224       117,750,866       85,072,307
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period           455,746,752        253,555,763              --       202,823,173        85,072,307               --
-----------------------------------------------------------------------------------------------------------------------------------
End of period*               $495,566,411       $455,746,752    $253,555,763      $219,157,397      $202,823,173    $ 85,072,307
-----------------------------------------------------------------------------------------------------------------------------------
* Including undistributed
  (over distributed) net
  investment income           $ 1,273,857       $  1,804,435    $    308,689      $   (163,814)     $    720,000    $      (5,765)
-----------------------------------------------------------------------------------------------------------------------------------
+ Commencement of Operations

See notes to financial statements

CITISELECT PORTFOLIOS
FINANCIAL HIGHLIGHTS

                                          CITISELECT FOLIO 200                            CITISELECT FOLIO 300
-----------------------------------------------------------------------------------------------------------------------------
                               SIX MONTHS     TEN MONTHS       JUNE 17, 1996    SIX MONTHS       TEN MONTHS     JUNE 17, 1996
                                 ENDED            ENDED             TO             ENDED           ENDED             TO
                            APRIL 30, 1998  OCTOBER 31, 1997    DECEMBER 31,  APRIL 30, 1998  OCTOBER 31, 1997   DECEMBER 31,
                              (Unaudited)      (Note 1F)          1996          (Unaudited)       (Note 1F)          1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD             $11.33          $10.50           $10.00           $11.71           $10.66           $10.00
-----------------------------------------------------------------------------------------------------------------------------
Income From
Operations:
Net investment income            0.129           0.138            0.128            0.110            0.101            0.088
Net realized and unrealized
  gain on investments            0.449           0.722            0.506            0.671            0.974            0.671
-----------------------------------------------------------------------------------------------------------------------------
 Total from operations           0.578           0.860            0.634            0.781            1.075            0.759
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income           (0.172)         (0.007)          (0.112)          (0.138)          (0.002)          (0.075)
Net realized gain
  on investments                (0.186)         (0.023)          (0.022)          (0.243)          (0.023)          (0.024)
In excess of net income             --              --               --               --               --               --
In excess of realized gains
  on investments                    --              --               --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------
  Total from distributions      (0.358)         (0.030)          (0.134)          (0.381)          (0.025)          (0.099)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value
  end of period                 $11.55          $11.33           $10.50           $12.11           $11.71           $10.66
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)             $213,474        $166,203         $102,775         $379,024         $325,193         $195,428
Ratio of expenses to
  average net assets (A)          1.50%*          1.50%*           1.50%*           1.50%*           1.50%*           1.50%*
Ratio of net investment
  income to average
  net assets                      2.67%*          2.88%*           2.84%*           2.01%*           2.30%*           2.38%*
Total return                      5.30%**         8.21%**          6.38%**          6.94%**         10.09%**          7.61%**

Note: If Agents of the Funds and the Agents of Asset Allocation Portfolios had not voluntarily agreed to waive a portion of their fees, and the Sub-administrator not assumed expenses for the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income (loss)
  per share                     $0.127          $0.126           $0.076           $0.110           $0.100           $0.060
RATIOS:
Expenses to average
  net assets (A)                  1.54%*          1.75%*           2.66%*           1.50%*           1.52%*           2.26%*
Net investment income to
  average net assets              2.63%*          2.63%*           1.68%*           2.01%*           2.28%*           1.62%*
-----------------------------------------------------------------------------------------------------------------------------

                                           CITISELECT FOLIO 400                               CITISELECT FOLIO 500
-----------------------------------------------------------------------------------------------------------------------------------
                               SIX MONTHS       TEN MONTHS       JUNE 17, 1996     SIX MONTHS       TEN MONTHS     SEPTEMBER 3, 1996
                                  ENDED            ENDED             TO               ENDED            ENDED              TO
                              APRIL 30, 1998   OCTOBER 31, 1997   DECEMBER 31,    APRIL 30, 1998   OCTOBER 31, 1997   DECEMBER 31,
                               (Unaudited)        (Note 1F)         1996           (Unaudited)        (Note 1F)           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $12.01             $10.82          $10.00            $12.08            $10.69           $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income From
Operations:
Net investment income             0.064              0.037           0.042             0.030             0.044            0.019
Net realized and unrealized
  gain on investments             0.919              1.183           0.841             1.177             1.346            0.701
-----------------------------------------------------------------------------------------------------------------------------------
  Total from operations           0.983              1.220           0.883             1.207             1.390            0.720
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income            (0.079)            (0.003)         (0.029)           (0.073)               --           (0.019)
Net realized gain
  on investments                 (0.244)            (0.027)         (0.034)           (0.154)               --               --
In excess of net income              --                 --              --            (0.010)               --           (0.001)
In excess of realized gains
  on investments                     --                 --              --                --                --           (0.010)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from distributions       (0.323)            (0.030)         (0.063)           (0.237)               --           (0.030)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value
  end of period                  $12.67             $12.01          $10.82            $13.05            $12.08           $10.69
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)              $495,566           $455,747        $253,556          $219,157          $202,823          $85,072
Ratio of expenses to
 average net assets (A)            1.55%*             1.65%*          1.75%*            1.55%*            1.72%*           1.75%*
Ratio of net investment
  income to average
  net assets                       1.08%*             1.39%*          1.39%*            0.52%*            0.88%*           1.09%*
Total return                       8.48%**           11.28%**         8.84%**          10.25%**          13.00%**          7.20%**

Note: If Agents of the Funds and the Agents of Asset Allocation Portfolios had not voluntarily agreed to waive a portion of their fees, and the Sub-administrator not assumed expenses for the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income (loss)
 per share                       $0.064             $0.037          $0.028            $0.030            $0.040           $0.001
RATIOS:
Expenses to average
 net assets (A)                    1.55%*             1.65%*          2.20%*            1.55%*            1.80%*           2.80%*
Net investment income to
 average net assets                1.08%*             1.39%*          0.93%*            0.52%*            0.80%*           0.04%*
-----------------------------------------------------------------------------------------------------------------------------------

(A) Includes allocated expenses for the period indicated from the respective portfolios.
  * Annualized
 ** Not Annualized
    Commencement of Operations

See notes to financial statements

CITISELECT PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 (individually, the "Fund", or collectively, the "Funds") are each a separate series of CitiFunds Trust I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 each invest all of their investable assets in Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, International Portfolio, Intermediate Income Portfolio, Foreign Bond Portfolio, and Short-Term Portfolio, respectively, (the "Portfolios"). All portfolios are registered under Investment Company Act of 1940, as amended and have multiple investors. These respective portfolios are organized as trusts under the laws of the state of New York and are treated as partnerships for U.S. tax purposes. The Declaration of trusts permits the Trustees to issue beneficial interests in the respective Portfolios. The Investment Adviser of the respective Portfolios is Citibank N.A. ("Citibank"). The financial statements of the Portfolios, including the portfolio of investments (which are not part of the Funds financial statements), may be obtained without charge, and further inquiries about the Portfolios may be made, by calling 1-800-625-4554.

   Citibank, N.A. ("Citibank") is the Investment Manager of each of the Portfolios and has hired Subadvisors for certain Portfolios. CFBDS, Inc. ("CFBDS", formerly Landmark Funds Broker-Dealer Services, Inc.) acts as each Fund's Sub-Administrator and Distributor.

   CitiSelect Folio 200 seeks to achieve the Fund's investment objective of high total return over time consistent with a primary emphasis on a combination of fixed income and money market securities, and a secondary emphasis on equity securities by investing all of its investable assets in the Portfolios open-end, diversified management investment companies.

   CitiSelect Folio 300 seeks to achieve the Fund's investment objective of high total return over time consistent with a balanced emphasis on equity and fixed income securities by investing all of its investable assets in the Portfolios open-end, diversified management investment companies.

   CitiSelect Folio 400 seeks to achieve the Fund's investment objective of high total return over time consistent with a primary emphasis on equity securities, and a secondary emphasis on fixed income securities by investing all of its investable assets in the Portfolios open-end, diversified management investment companies.

   CitiSelect Folio 500 seeks to achieve the Fund's investment objective of high total return over time consistent with a dominant emphasis on equity securities and a small allocation to fixed income securities by investing all of its investable assets in the Portfolios open-end, diversified management investment companies.

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Funds are as follows:

   A. Investment Valuation Each Fund's net asset value will fluctuate based on changes in the values of the underlying portfolios securities. The values of each Fund's beneficial interest in its Portfolios are determined by multiplying the net asset value of a Portfolio by a Fund's percentage of the aggregate beneficial interest in that Portfolio for that day. This proportionate percentage of interest in a Portfolio, including the effects of the prior day's contributions and withdrawals, is then applied to determine the value of each Fund's interest in a Portfolio as of the close of regular trading on the New York Stock Exchange on each business day.

   Each Fund's investments and other assets, including the Fund's interest in various Portfolios and investments, securities and other assets held by the respective Portfolios, are valued primarily on the basis of market quotations, or if market quotations are not available, by a method believed to accurately reflect fair value. An equity security that is primarily traded on a U.S. or foreign exchange (including securities traded through the NASDAQ national market system) is valued at the last sale price on that exchange or, if there were no sales during the day (or for unlisted securities not reported on the NASDAQ system), at the quoted bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Bonds, foreign bonds and other fixed income securities (other than short term securities) are valued on the basis of valuations furnished by pricing service authorized by the Board of Trustees, which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. Short-term obligations (maturing in 60 days or less) are valued at amortized cost. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

   B. Investment Income Each Fund earns income, net of Portfolio expenses, daily based on its investment in each Portfolio. Additionally, each Fund reclaims its pro rata portion of recoverable foreign taxes on dividends received by each Portfolio.

   C. Federal Taxes The Funds' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

   D. Expenses Each Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. A fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in that Portfolio.

   E. Distributions Distributions to shareholders are recorded on the ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to each Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations.

   F. Change in Fiscal Year End During the fiscal year 1997, the Funds changed their fiscal year ends from December 31 to October 31.

   G. Other All the net investment income, realized and unrealized gain and loss of the Portfolios are allocated pro rata, based on respective ownership interests, among the Funds and the other investors in each Portfolio at the time of such determination.

2. MANAGEMENT FEES Citibank is responsible for overall management of each Fund's business affairs, and has a separate Management Agreement with each of the Funds. Citibank also provides certain administrative services to the Funds. These administrative services include providing general office facilities and supervising the overall administration of the Funds. CFBDS acts as Sub-Administrator and performs certain duties and receives compensation from Citibank from time to time as agreed to by Citibank and CFBDS. Citibank is a wholly-owned subsidiary of Citicorp. Citicorp recently announced its intentions to merge with The Travelers Group. Completion of the merger is subject to the satisfaction of certain conditions.

   For the services of Citibank under the Management Agreements which covers the Funds and respective Portfolios and the services of the Subadvisers, the Funds pay an aggregate fee, which is accrued daily and paid monthly, of 0.75% of each Fund's average daily net assets on an annualized basis for that Fund's then-current fiscal year. This fee is higher than the management fee paid by most mutual funds. Citibank may voluntarily agree to waive a portion of its management fee from any Fund.

   The management fee paid to Citibank for CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 amounted to $220,908, $279,656, $213,676, and $51,846 of which $39,520, for CitiSelect Folio 200, was voluntarily waived by the manager for the six months ended April 30, 1998. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Sub-Administrator, all of whom receive remuneration for their services to the Trust from the Sub-Administrator or its affiliates.

3. DISTRIBUTION FEES Each of the Funds has adopted a Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, under which the Fund pays fees for distribution, sales and marketing and shareholder services at an annual rate not to exceed 0.50% of each Fund's average daily net assets which amounted to $475,393, $882,691, $1,177,428 and $518,828 for CitiSelect Folio
200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500, respectively for the six months ended April 30, 1998.

4. INVESTMENT TRANSACTIONS Contributions and withdrawals in the Funds' investment in the Portfolios for the six months ended April 30, 1998, were as follows:

                                           CONTRIBUTIONS        WITHDRAWALS
--------------------------------------------------------------------------------
CitiSelect Folio 200                       $210,231,996        $175,132,500
CitiSelect Folio 300                       $409,518,927        $380,707,960
CitiSelect Folio 400                       $164,236,843        $164,584,043
CitiSelect Folio 500                       $290,960,994        $293,793,007

5. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

CITISELECT FOLIO 200
-------------------------------------------------------------------------------
                               SIX MONTHS       TEN MONTHS      JUNE 17, 1996
                                 ENDED            ENDED                TO
                             APRIL 30, 1998   OCTOBER 31, 1997    DECEMBER 31,
                              (Unaudited)        (Note 1F)            1996
-------------------------------------------------------------------------------
 Shares sold                   7,995,699         8,941,698         10,551,539
 Shares reinvested               529,249            30,174             86,538
 Shares repurchased           (4,709,361)       (4,084,861)          (853,833)
-------------------------------------------------------------------------------
 Net increase                  3,815,587         4,887,011         9,784,244
-------------------------------------------------------------------------------

CITISELECT FOLIO 300
-------------------------------------------------------------------------------
                               SIX MONTHS       TEN MONTHS      JUNE 17, 1996
                                 ENDED            ENDED                TO
                             APRIL 30, 1998   OCTOBER 31, 1997    DECEMBER 31,
                              (Unaudited)        (Note 1F)            1996
-------------------------------------------------------------------------------
 Shares sold                   8,409,043        14,513,003        19,201,036
 Shares reinvested             1,002,332            53,100           142,587
 Shares repurchased           (5,900,629)       (5,130,252)       (1,003,686)
-------------------------------------------------------------------------------
 Net increase                  3,510,746         9,435,851        18,339,937
-------------------------------------------------------------------------------

CITISELECT FOLIO 400
-------------------------------------------------------------------------------
                               SIX MONTHS       TEN MONTHS      JUNE 17, 1996
                                 ENDED            ENDED                TO
                             APRIL 30, 1998   OCTOBER 31, 1997    DECEMBER 31,
                              (Unaudited)        (Note 1F)            1996
-------------------------------------------------------------------------------
 Shares sold                   8,155,327        20,837,873        24,716,079
 Shares reinvested             1,103,053            83,062           127,805
 Shares repurchased           (8,085,671)       (6,391,184)       (1,418,592)
-------------------------------------------------------------------------------
 Net increase                  1,172,709        14,529,751        23,425,292
-------------------------------------------------------------------------------

CITISELECT FOLIO 500
-------------------------------------------------------------------------------
                               SIX MONTHS       TEN MONTHS      JUNE 17, 1996
                                 ENDED            ENDED                TO
                             APRIL 30, 1998   OCTOBER 31, 1997    DECEMBER 31,
                              (Unaudited)        (Note 1F)            1996
-------------------------------------------------------------------------------
 Shares sold                   3,748,747        11,266,707         8,228,228
 Shares reinvested               353,470             --               20,792
 Shares repurchased           (4,094,799)       (2,440,204)         (291,124)
-------------------------------------------------------------------------------
 Net increase                      7,418         8,826,503         7,957,896
-------------------------------------------------------------------------------

+ Commencement of Operations

6. Pertinent details as to various amounts allocated from each Portfolio to CitiSelect Folio 200 for the six months ended April 30, 1998 are noted below. With respect to the Portfolios, investment transactions are accounted for on the trade date basis and realized gains and losses are determined on the identified cost basis.
                                                                     PORTFOLIO
                                   INTEREST        DIVIDENDS         EXPENSES
--------------------------------------------------------------------------------
Large Cap Growth Portfolio       $   10,427       $    55,169      $   (48,674)
Large Cap Value Portfolio             6,082           122,318          (52,752)
Small Cap Growth Portfolio           14,475            13,781          (64,272)
Small Cap Value Portfolio            14,477            64,910          (66,513)
International Portfolio               8,262           130,521          (56,052)
Intermediate Income Portfolio     1,473,068                --         (141,486)
Foreign Bond Portfolio            1,004,815                --         (136,952)
Short-Term Portfolio              1,043,538                --          (89,111)
--------------------------------------------------------------------------------
 Total                           $3,575,144       $   386,699      $  (655,812)
--------------------------------------------------------------------------------

                                                   CHANGE IN       PERCENTAGE
                                  REALIZED        UNREALIZED       OF OWNERSHIP
                                 GAIN (LOSS)      GAIN (LOSS)   OF THE PORTFOLIO
--------------------------------------------------------------------------------
Large Cap Growth Portfolio       $1,121,305       $ 1,795,502              3.1%
Large Cap Value Portfolio           502,263         1,216,946             11.2%
Small Cap Growth Portfolio          456,042         1,232,586              6.6%
Small Cap Value Portfolio           567,831           521,990              6.6%
International Portfolio            (121,178)        1,391,243              4.4%
Intermediate Income Portfolio       144,623          (125,011)            25.3%
Foreign Bond Portfolio           (1,031,675)          165,986             15.5%
Short-Term Portfolio                  5,549           (10,101)            41.7%
--------------------------------------------------------------------------------
 Total                           $1,644,760       $ 6,189,141
--------------------------------------------------------------------------------

   Pertinent details as to various amounts allocated from each Portfolio to CitiSelect Folio 300 for the six months ended April 30, 1998 are included below. With respect to the Portfolios, investment transactions are accounted for on the trade date basis and realized gains and losses are determined on the identified cost basis.

                                                                     PORTFOLIO
                                  INTEREST         DIVIDENDS         EXPENSES
--------------------------------------------------------------------------------
Large Cap Growth Portfolio       $   26,777       $   143,264      $  (125,963)
Large Cap Value Portfolio            15,609           313,361         (134,606)
Small Cap Growth Portfolio           35,982            34,392         (159,604)
Small Cap Value Portfolio            35,880           163,485         (167,518)
International Portfolio              28,194           450,721         (193,890)
Intermediate Income Portfolio     2,708,407                --         (260,162)
Foreign Bond Portfolio            1,826,390                --         (248,687)
Short-Term Portfolio                396,636                --          (33,921)
--------------------------------------------------------------------------------
 Total                           $5,073,875       $ 1,105,223      $(1,324,351)
--------------------------------------------------------------------------------

                                                   CHANGE IN       PERCENTAGE
                                  REALIZED        UNREALIZED      OF OWNERSHIP
                                 GAIN (LOSS)      GAIN (LOSS)   OF THE PORTFOLIO
--------------------------------------------------------------------------------
Large Cap Growth Portfolio       $2,903,683       $ 4,619,669              7.2%
Large Cap Value Portfolio         1,251,288         2,957,019             26.5%
Small Cap Growth Portfolio        1,109,389         2,977,929             15.9%
Small Cap Value Portfolio         1,485,687         1,222,782             15.7%
International Portfolio            (395,416)        4,961,720             15.2%
Intermediate Income Portfolio       266,334          (211,804)            45.1%
Foreign Bond Portfolio           (1,920,751)          230,666             27.3%
Short-Term Portfolio                  2,123            (3,335)            14.3%
--------------------------------------------------------------------------------
 Total                           $4,702,337       $16,754,646
--------------------------------------------------------------------------------

   Pertinent details as to various amounts allocated from each Portfolio to CitiSelect Folio 400 for the six months ended April 30, 1998 are noted below. With respect to the Portfolios, investment transactions are accounted for on the trade date basis and realized gains and losses are determined on the identified cost basis.

                                                                     PORTFOLIO
                                  INTEREST         DIVIDENDS         EXPENSES
--------------------------------------------------------------------------------
Large Cap Growth Portfolio       $   33,251       $   175,570      $  (155,209)
Large Cap Value Portfolio            19,216           387,727         (167,150)
Small Cap Growth Portfolio           71,981            68,289         (316,079)
Small Cap Value Portfolio            70,709           321,156         (328,988)
International Portfolio              75,422         1,182,553         (510,223)
Intermediate Income Portfolio       730,879                --          (70,208)
Foreign Bond Portfolio            2,471,830                --         (336,280)
Short-Term Portfolio                524,275                --          (44,830)
--------------------------------------------------------------------------------
 Total                           $3,997,563       $ 2,135,295      $(1,928,967)
--------------------------------------------------------------------------------

                                                   CHANGE IN       PERCENTAGE
                                  REALIZED        UNREALIZED      OF OWNERSHIP
                                 GAIN (LOSS)      GAIN (LOSS)   OF THE PORTFOLIO
--------------------------------------------------------------------------------
Large Cap Growth Portfolio       $3,526,986       $ 5,705,074              9.5%
Large Cap Value Portfolio         1,572,664         3,683,351             34.5%
Small Cap Growth Portfolio        2,112,299         5,643,827             30.5%
Small Cap Value Portfolio         2,878,919         2,353,586             30.8%
International Portfolio          (1,084,845)       12,779,541             38.7%
Intermediate Income Portfolio        72,062           (55,627)            11.9%
Foreign Bond Portfolio           (2,687,077)          262,103             35.8%
Short-Term Portfolio                  3,129            (3,275)            16.9%
--------------------------------------------------------------------------------
 Total                           $6,394,137       $30,368,580
--------------------------------------------------------------------------------

   Pertinent details as to various amounts allocated from each Portfolio to CitiSelect Folio 500 for the six months ended April 30, 1998 are noted below. With respect to the Portfolios, investment transactions are accounted for on the trade date basis and realized gains and losses are determined on the identified cost basis.

                                                                     PORTFOLIO
                                  INTEREST         DIVIDENDS         EXPENSES
--------------------------------------------------------------------------------
Large Cap Growth Portfolio           14,651            77,275          (68,420)
Large Cap Value Portfolio             8,368           169,031          (72,925)
Small Cap Growth Portfolio           36,711            34,992         (161,380)
Small Cap Value Portfolio            36,235           164,256         (168,124)
International Portfolio              47,653           762,021         (326,565)
Intermediate Income Portfolio            --                --               --
Foreign Bond Portfolio              539,147                --          (73,311)
Short-Term Portfolio                219,658                --          (18,771)
--------------------------------------------------------------------------------
 Total                              902,423         1,207,575         (889,496)
--------------------------------------------------------------------------------

                                                   CHANGE IN       PERCENTAGE
                                  REALIZED        UNREALIZED      OF OWNERSHIP
                                 GAIN (LOSS)      GAIN (LOSS)   OF THE PORTFOLIO
--------------------------------------------------------------------------------
Large Cap Growth Portfolio       $1,559,267       $ 2,507,576              4.2%
Large Cap Value Portfolio           689,905         1,609,569             15.2%
Small Cap Growth Portfolio        1,075,006         2,896,793             15.7%
Small Cap Value Portfolio         1,456,950         1,228,290             15.8%
International Portfolio            (667,570)        8,309,718             25.3%
Intermediate Income Portfolio            --                --              0.0%
Foreign Bond Portfolio             (590,895)           57,132              7.8%
Short-Term Portfolio                  1,188            (2,159)             7.9%
--------------------------------------------------------------------------------
 Total                           $3,523,851       $16,606,919
--------------------------------------------------------------------------------

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS                                         April 30, 1998
(Unaudited)

ISSUER                                                  SHARES       VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 97.0%
-------------------------------------------------------------------------------
CAPITAL GOODS -- 8.1%
-------------------------------------------------------------------------------
General Electric Co.                                    384,000    $ 32,688,000
Illinois Tool Works                                     155,000      10,927,500
                                                                   ------------
                                                                     43,615,500
                                                                   ------------
COMMERCIAL SERVICES -- 2.5%
-------------------------------------------------------------------------------
Interpublic Group Companies Inc.                         95,000       6,068,125
Paychex Inc.                                            137,000       7,440,813
                                                                   ------------
                                                                     13,508,938
                                                                   ------------
CONSUMER DURABLES -- 1.3%
-------------------------------------------------------------------------------
Leggett & Platt Inc.                                    139,000       7,219,312
                                                                   ------------
CONSUMER NON-DURABLES -- 8.9%
-------------------------------------------------------------------------------
Clorox Co.                                              100,275       8,410,566
Coca Cola Co.                                           294,000      22,307,250
Gillette Co.                                             65,000       7,503,437
Procter & Gamble Co.                                    123,000      10,109,062
                                                                   ------------
                                                                     48,330,315
                                                                   ------------
CONSUMER SERVICES -- 7.8%
-------------------------------------------------------------------------------
Carnival Corp.                                          121,000       8,417,063
Clear Channel Communications*                            92,000       8,671,000
Cracker Barrel Old Country Store                        251,000       9,224,250
Gannett Inc.                                            144,630       9,825,801
Walt Disney Co.                                          48,700       6,054,019
                                                                   ------------
                                                                     42,192,133
                                                                   ------------
ENERGY -- 1.0%
-------------------------------------------------------------------------------
Schlumberger Ltd.                                        67,200       5,533,206
                                                                   ------------

FINANCE -- 11.1%
-------------------------------------------------------------------------------
American International Group Inc.                        46,000       6,051,875
Federal Home Loan Mortgage Corp.                        106,000       4,909,125
Federal National Mortgage Association                   194,430      11,641,496
MBNA Corp.                                              152,000       5,149,000
MGIC Investment Corp.                                   102,200       6,438,600
Norwest Corp.                                           176,100       6,988,969
State Street Corp.                                       79,000       5,648,500
US Bancorp                                               45,930       5,833,110
Zions Bancorp                                           148,000       7,566,500
                                                                   ------------
                                                                     60,227,175
                                                                   ------------
HEALTHCARE -- 22.2%
-------------------------------------------------------------------------------
Abbott Labs                                              89,000    $  6,508,125
Cardinal Health Inc.                                    119,000      11,453,750
Eli Lilly & Co.                                         121,000       8,417,062
HBO & Co.                                               149,000       8,912,063
Johnson & Johnson                                       115,000       8,208,125
Lincare Holdings Inc.*                                  120,700       9,791,787
Medtronic Inc.                                          184,000       9,683,000
Merck & Co.                                             142,000      17,111,000
Pfizer Inc.                                             173,000      19,689,562
Schering Plough Corp.                                    99,000       7,932,375
Warner Lambert Co.                                       64,000      12,108,000
                                                                   ------------
                                                                    119,814,849
                                                                   ------------
RETAIL -- 11.4%
-------------------------------------------------------------------------------
Bed Bath & Beyond Inc.*                                 127,489       6,278,833
Consolidated Stores*                                    174,100       6,964,000
Gap Inc.                                                121,000       6,223,938
Home Depot                                              154,000      10,722,250
Kohls Corp.*                                            208,070       8,595,892
Wal Mart Stores Inc.                                    282,000      14,258,625
Walgreen Co.                                            247,000       8,521,500
                                                                   ------------
                                                                     61,565,038
                                                                   ------------
TECHNOLOGY -- 20.2%
-------------------------------------------------------------------------------
Automatic Data Processing Inc.                          162,400      10,870,650
BMC Software Inc.*                                       64,000       5,988,000
Cisco Systems Inc.*                                     148,767      10,897,183
Compuware Corp.*                                        108,000       5,278,500
EMC Corp.*                                              203,000       9,363,375
Hewlett Packard Co.                                     103,800       7,817,438
Intel Corp.                                              78,000       6,303,375
Linear Technology Corp.                                  69,000       5,554,500
Microsoft Corp.*                                        272,000      24,514,000
Parametic Technology Corp.*                             268,000       8,567,625
Solectron Corp.*                                        116,900       5,180,130
SunGard Data Systems*                                   246,100       8,767,313
                                                                   ------------
                                                                    109,102,089
                                                                   ------------
TRANSPORTATION -- 1.5%
-------------------------------------------------------------------------------
Southwest Airlines Co.                                  290,000       7,956,875
                                                                   ------------
UTILITIES -- 1.0%
-------------------------------------------------------------------------------
Ameritech Corp.                                         128,000       5,448,000
                                                                   ------------
TOTAL COMMON STOCKS                                                 524,513,430
                                                                   ------------
SHORT-TERM OBLIGATIONS -- 3.2%
-------------------------------------------------------------------------------
Sanwa Repurchase Agreement 5.42% due 5/01/98
   proceeds at maturity $17,476,000 (Collateralized
   by $11,000,000 U.S. Treasury Strip, zero coupon
   due 2/15/00 and $7,691,000 U.S. Treasury Note,
   5.50% due 11/15/98)                                             $ 17,476,000
                                                                   ------------
TOTAL INVESTMENTS
  (Identified Cost $416,940,098)                          100.2%    541,989,430
OTHER ASSETS, LESS LIABILITIES                             (0.2)     (1,106,337)
                                                          -----    ------------
NET ASSETS                                                100.0%   $540,883,093
                                                          =====    ============
* Non income producing securities

See notes to financial statements

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
Assets:
Investments at value (Note 1A) (Identified Cost, $416,940,098)     $541,989,430
Cash                                                                         60
Receivable for investments sold                                       5,450,130
Dividends and interest receivable                                       262,599
-------------------------------------------------------------------------------
 Total assets                                                       547,702,219
-------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                     6,375,206
Payable to affiliates--Management fees (Note 2)                         266,013
Accrued expenses and other liabilities                                  177,907
-------------------------------------------------------------------------------
 Total liabilities                                                    6,819,126
-------------------------------------------------------------------------------
Net Assets                                                         $540,883,093
-------------------------------------------------------------------------------
Represented by:
Paid-in capital for beneficial interests                           $540,883,093
-------------------------------------------------------------------------------

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
Investment Income:
Dividend income                                    $ 1,934,321
Interest income                                        362,537
-------------------------------------------------------------------------------
 Total investment income                                           $  2,296,858
-------------------------------------------------------------------------------
EXPENSES:
Management fees (Note 2)                             1,438,479
Custody and Fund Accounting fees                       229,472
Audit fees                                              13,750
Legal fees                                               9,184
Trustees fees                                            2,810
Miscellaneous                                            8,308
-------------------------------------------------------------------------------
 Total expenses                                                       1,702,003
-------------------------------------------------------------------------------
Net investment income                                                   594,855
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net change in unrealized appreciation of
  investments                                       72,553,099
Less unrealized appreciation from contributed
  assets                                            10,248,832
-------------------------------------------------------------------------------
Unrealized appreciation of investment                                62,304,267
Net realized gain from investment transactions                       39,166,058
-------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                    101,470,325
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $102,065,180
-------------------------------------------------------------------------------

See notes to financial statements

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                    SIX MONTHS       TEN MONTHS
                                                       ENDED            ENDED          YEAR ENDED
                                                  APRIL 30, 1998   OCTOBER 31, 1997    DECEMBER 31,
                                                   (Unaudited)        (Note 1F)           1996
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                              $    594,855      $  1,639,995      $  3,049,790
Net realized gain on investment transactions         39,166,058        60,297,277        28,518,761
Unrealized appreciation of investments               62,304,267         1,141,934         4,832,223
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                                    102,065,180        63,079,206        36,400,774
---------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                         215,193,953        38,002,991        61,756,061
Value of withdrawals                               (101,288,776)      (64,731,733)      (55,752,909)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from capital transactions                          113,905,177       (26,728,742)        6,003,152
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS:                         215,970,357        36,350,464        42,403,926
---------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                 324,912,736       288,562,272       246,158,346
---------------------------------------------------------------------------------------------------
End of period                                      $540,883,093      $324,912,736      $288,562,272
---------------------------------------------------------------------------------------------------

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS     TEN MONTHS                                     MAY 1, 1994
                                                       ENDED         ENDED                   YEAR ENDED          (COMMENCEMENT
                                                     APRIL 30,     OCTOBER 31,              DECEMBER 31,         OF OPERATIONS)
                                                       1998           1997         ----------------------------  TO DECEMBER 31,
                                                   (Unaudited)      (Note 1F)         1996             1995          1994
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)          $    540,883    $    324,913    $    288,562    $    246,158   $    186,685
Ratio of expenses to average net assets                    0.71%*          0.60%*          0.60%           0.60%          0.60%*
Ratio of net investment income to average
  net assets                                               0.25%*          0.62%*          1.10%           1.73%          1.81%*
Portfolio turnover                                           46%            103%             90%             67%            35%
--------------------------------------------------------------------------------------------------------------------------------
 *  Annualized

See notes to financial statements

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES Large Cap Growth Portfolio (the "Portfolio"), (formerly Equity Portfolio), a separate series of The Premium Portfolios (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Manager of the Portfolio is Citibank, N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Sub-Administrator. On November 1, 1997 the CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 each transferred a portion of their investable assets in the amount of $12,183,616, $34,554,616, $38,508,816 and
$16,346,503 including $1,107,028, $3,598,984, $4,092,260 and $1,450,560, respectively of unrealized appreciation to the Portfolio in exchange for an interest in the Portfolio.

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Portfolio are as follows:

   A. Investment Security Valuations Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

   B. Income Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

   C. U.S. Federal Income Taxes The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

   D. Repurchase Agreements It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

   E. Expenses The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   F. Change in Fiscal Year End During the fiscal year 1997, the Portfolio changed its fiscal year end from December 31 to October 31.

   G. Other Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

2. MANAGEMENT FEES Citibank is responsible for overall management of the Portfolio's business affairs, and has a separate Management Agreement with the Portfolio. Citibank also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio. SFG acts as Sub-Administrator and performs such duties and receives such compensation from Citibank as from time to time are agreed to by Citibank and SFG. Citibank is a wholly-owned subsidiary of Citicorp. Citicorp recently announced its intention to merge with The Travelers Group. Completion of the merger is subject to the satisfaction of certain conditions.

   The management fees paid to Citibank, amounted to $1,438,479 for the six months ended April 30, 1998. Management fees are computed at the annual rate of 0.60% of the Portfolio's average daily net assets.

   The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Sub-Administrator, all of whom receive remuneration for their services to the Trust from the Sub-Administrator or its affiliates.

3. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments, other than short-term obligations, aggregated $234,318,706 and $223,882,192, respectively, for the six months ended April 30, 1998.

4. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at April 30, 1998, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $416,940,098
----------------------------------------------------------------------------
Gross unrealized appreciation                                   $126,120,465
Gross unrealized depreciation                                     (1,071,133)
----------------------------------------------------------------------------
Net unrealized appreciation                                     $125,049,332
----------------------------------------------------------------------------

5. LINE OF CREDIT The Portfolio, along with the other CitiFunds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended April 30, 1998, the commitment fee allocated to the Portfolio was $443. Since the line of credit was established, there have been no borrowings.

LARGE CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS                                         April 30, 1998
(Unaudited)

ISSUER                                                  SHARES        VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--98.8%
-------------------------------------------------------------------------------
BASIC INDUSTRIES -- 9.2%
-------------------------------------------------------------------------------
AirProducts & Chemicals Inc.                              5,600    $    486,850
Cabot Corp.                                              22,300         801,406
Dow Chemical Co.                                         15,000       1,450,312
E. I. du Pont de Nemours & Co.                           20,100       1,463,531
FMC Corp.*                                               15,700       1,217,731
Great Lakes Chemical Corp.                               42,000       2,110,500
IMC Global Inc.                                          37,000       1,332,000
Inland Steel Industries Inc.                             39,600       1,160,775
Lubrizol Corp.                                           20,700         763,313
Reynolds Metals Co.                                       3,300         217,800
Rohm & Haas Co.                                          16,200       1,746,563
Westvaco Corp.                                           20,900         633,531
                                                                   ------------
                                                                     13,384,312
                                                                   ------------
CAPITAL GOODS -- 8.1%
-------------------------------------------------------------------------------
Arrow Electronics Inc.*                                  37,800       1,032,413
Caterpillar Inc.                                         18,800       1,070,425
Cummins Engine Inc.                                      58,900       3,202,687
Deere & Co.                                                 700          40,906
Harnischfeger Industries Inc.                            61,800       1,745,850
Kennametal Inc.                                          34,700       1,849,944
Parker Hannifin Corp.                                    35,750       1,595,344
Tecumseh Products Co.                                    25,500       1,284,562
                                                                   ------------
                                                                     11,822,131
                                                                   ------------
CONSUMER BASICS -- 8.4%
-------------------------------------------------------------------------------
Columbia/HCA Healthcare Corp.                            56,800       1,870,850
IBP Inc.                                                 38,400         792,000
Mallinckrodt Inc.                                        32,200       1,038,450
Maxicare Health Plans Inc.*                              30,000         315,000
Philip Morris Companies Inc.                             72,500       2,705,156
RJR Nabisco Holdings Corp.                               78,400       2,180,500
Tupperware Corp.                                         29,600         801,050
Universal Foods Corp.                                    34,300       1,734,294
Vencor Inc.*                                             29,800         808,325
                                                                   ------------
                                                                     12,245,625
                                                                   ------------
CONSUMER DURABLES -- 11.8%
-------------------------------------------------------------------------------
Chrysler Corp.                                           38,700       1,555,256
Dana Corp.                                               28,300       1,673,238
Eaton Corp.                                              10,000         923,750
Ford Motor Co.                                          112,600       5,158,487
General Motors Corp.                                     66,200       4,460,225
Goodyear Tire and Rubber                                 48,600       3,402,000
                                                                   ------------
                                                                     17,172,956
                                                                   ------------
CONSUMER NON-DURABLES -- 9.1%
-------------------------------------------------------------------------------
Dillards Inc.                                            45,900       1,681,088
Federated Department Stores Inc.*                        28,700       1,411,681
Russell Corp.                                            31,100         839,700
Sears Roebuck & Co.                                      29,100       1,725,994
Springs Industries Inc.                                  24,500       1,349,031
Toys "R" Us Inc.*                                        99,800       2,750,737
V F Corp.                                                50,100       2,605,200
Woolworth Corp.*                                         36,700         844,100
                                                                   ------------
                                                                     13,207,531
                                                                   ------------
CONSUMER SERVICES -- 2.1%
-------------------------------------------------------------------------------
AMR Corp. *                                              10,600       1,615,175
Delta Airlines Inc.                                      12,500       1,453,125
                                                                   ------------
                                                                      3,068,300
                                                                   ------------
ENERGY -- 8.0%
-------------------------------------------------------------------------------
Amoco Corp.                                              18,200         805,350
Atlantic Richfield Co.                                   20,600       1,606,800
British Petroleum PLC                                    20,100       1,899,450
Nabors Industries Inc.*                                  34,800         876,525
Phillips Petroleum Co.                                   35,200       1,744,600
Repsol                                                   31,100       1,700,781
Ultra Mar Diamond Shamrock                               37,000       1,195,563
YPF Sociedad Anonima                                     52,200       1,820,475
                                                                   ------------
                                                                     11,649,544
                                                                   ------------
FINANCE -- 21.7%
-------------------------------------------------------------------------------
Allstate Corp.                                           23,200       2,233,000
American General Corp.                                   22,700       1,512,388
Associates First Capital Corp.                               86           6,429
Case Corp.                                               63,800       4,055,287
Chase Manhattan Corp.                                    28,100       3,893,606
Chubb Corp.                                              12,300         970,931
Cigna Corp.                                              11,900       2,462,556
Crestar Financial Corp.                                  14,300         855,319
Everest Reinsurance Holdings                             39,900       1,645,875
First Union Corp.                                        57,100       3,447,413
Foundation Health Systems*                               62,990       1,822,773
Loews Corp.                                              10,600       1,060,662
Mellon Bank Corp.                                         5,000         360,000
Nationsbank Corp.                                        16,300       1,234,725
Old Republic International Corp.                         35,000       1,583,750
Reliastar Financial Corp.                                35,300       1,610,563
Republic NY Corp.                                        11,700       1,564,875
Transatlantic Holdings Inc.                              16,750       1,286,609
                                                                   ------------
                                                                     31,606,761
                                                                   ------------
GENERAL BUSINESS -- 1.3%
-------------------------------------------------------------------------------
Olsten Corp.                                             86,500       1,183,969
Standard Register                                        16,400         654,975
                                                                   ------------
                                                                      1,838,944
                                                                   ------------
Miscellaneous -- 5.5%
-------------------------------------------------------------------------------
Aeroquip Vickers Inc.                                    58,900       3,743,831
Beckman Coulter Inc.                                     42,200       2,350,013
Hartford Financial Services Group                        17,500       1,938,125
Raytheon Co.                                                 85           4,691
                                                                   ------------
                                                                      8,036,660
                                                                   ------------
SHELTER -- 1.9%
-------------------------------------------------------------------------------
Owens Corning                                            65,100       2,705,719
                                                                   ------------
TECHNOLOGY -- 8.2%
-------------------------------------------------------------------------------
Avnet Inc.                                               26,800       1,653,225
International Business Machines                          39,100       4,530,712
Seagate Technology*                                         100           2,669
Stratus Computer Inc.*                                   53,900       2,348,019
Tektronix Inc.                                           48,900       2,102,700
TRW Inc.                                                 24,300       1,283,344
                                                                   ------------
                                                                     11,920,669
                                                                   ------------
TRANSPORTATION -- 0.8%
-------------------------------------------------------------------------------
CSX Corp.                                                 21,80       1,144,500
                                                                   ------------
UTILITIES -- 2.7%
-------------------------------------------------------------------------------
Cinergy Corp.                                            16,400         571,950
DTE Energy Co.                                           26,500       1,038,469
Duke Power Co.                                           13,753         795,955
Entergy Corp.                                            27,200         676,600
GPU Inc.                                                 22,800         903,450
                                                                   ------------
                                                                      3,986,424
                                                                   ------------
TOTAL COMMON STOCKS                                                 143,790,076
                                                                   ------------
SHORT TERM OBLIGATIONS -- 2.4%
-------------------------------------------------------------------------------
State Street Bank & Trust Repurchase
   Agreement 5.00% due 5/01/98 proceeds
   at maturity $3,446,479 (collateralized
   by $3,465,000 U.S. Treasury Notes 5.875%
   due 2/15/00)                                                    $  3,446,000
                                                                   ------------
TOTAL INVESTMENTS
(Identified Cost $125,610,932)                            101.2%    147,236,076
OTHER ASSETS, LESS LIABILITIES                             (1.2)%    (1,760,937)
                                                          -----    ------------
NET ASSETS                                                100.0%   $145,475,139
                                                          =====    ============
* Non income producing

See notes to financial statements

LARGE CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
ASSETS:
Investments at value (Note 1A) (Identified Cost, $125,610,932)     $147,236,076
Cash                                                                        719
Receivable for investments sold                                         533,208
Dividends and interest receivable                                       134,070
-------------------------------------------------------------------------------
 Total assets                                                       147,904,073
-------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                     2,294,876
Payable to affiliates--Management fee (Note 2)                           72,041
Accrued expenses and other liabilities                                   62,017
-------------------------------------------------------------------------------
 Total liabilities                                                    2,428,934
-------------------------------------------------------------------------------
NET ASSETS                                                         $145,475,139
-------------------------------------------------------------------------------
REPRESENTED BY:
Paid-in capital for beneficial interests                           $145,475,139
-------------------------------------------------------------------------------

LARGE CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS)
TO APRIL 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
INVESTMENT INCOME (Note 1B):
Dividend income                                     $1,110,593
Interest income                                         55,129
-------------------------------------------------------------------------------
 Total investment income                                            $ 1,165,722
-------------------------------------------------------------------------------
EXPENSES:
Management fees (Note 2)                               368,653
Custodian and Fund Accounting fees                      83,967
Auditing fees                                           13,700
Legal fees                                               8,730
Trustee fees                                             2,426
Miscellaneous                                            1,592
-------------------------------------------------------------------------------
 Total expenses                                                         479,068
-------------------------------------------------------------------------------
Net investment income                                                   686,654
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net unrealized appreciation of investments          21,625,144
Less unrealized appreciation from contributed
  assets (Note 1)                                   11,022,146
-------------------------------------------------------------------------------
Unrealized appreciation of investments                               10,602,998
Net realized gain from investment transactions                        4,519,545
-------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                     15,122,543

-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $15,809,197
-------------------------------------------------------------------------------

See notes to financial statements

LARGE CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                               $   686,654
Net realized gain on investment transactions                          4,519,545
Unrealized appreciation of investments                               10,602,998
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 15,809,197
-------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                                         263,527,408
Value of withdrawals                                               (133,861,466)
-------------------------------------------------------------------------------
Net increase in net assets from capital transactions                129,665,942
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS:                                         145,475,139
-------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                      --
-------------------------------------------------------------------------------
End of period                                                      $145,475,139
-------------------------------------------------------------------------------

LARGE CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                              $145,475
Ratio of expenses to average net assets                                   0.78%*
Ratio of net investment income to average net assets                      1.12%*
Portfolio turnover                                                          15%
-------------------------------------------------------------------------------
 *  Annualized

See notes to financial statements

LARGE CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES Large Cap Value Portfolio (the "Portfolio"), a separate series of The Asset Allocation Portfolios (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Manager of the Portfolio is Citibank, N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Sub-Administrator. On November 1, 1997 (Commencement of Operation) the CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 transferred a portion of its investable assets in amount of $12,341,545, $34,373,886, $39,082,974 and $16,297,323 including $1,229,530, $3,795,385, $4,553,306 and
$1,443,925, respectively of unrealized appreciation to the Portfolio in exchange for an interest in the Portfolio.

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Portfolio are as follows:

   A. Investment Security Valuations Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

   B. Income Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

   C. U.S. Federal Income Taxes The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

   D. Repurchase Agreements It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

   E. Expenses The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   F. Other Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

2. MANAGEMENT FEES Citibank is responsible for overall management of the Portfolio's business affairs, and has a separate Management Agreement with the Portfolio. Citibank also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio. SFG acts as Sub-Administrator and performs such duties and receives such compensation from Citibank as from time to time are agreed to by Citibank and SFG. Citibank is a wholly-owned subsidiary of Citicorp. Citicorp recently announced its intention to merge with The Travelers Group. Completion of the merger is subject to the satisfaction of certain conditions.

   The management fees paid to Citibank, amounted to $122,068 for the period November 1, 1997 (Commencement of Operations) to April 30, 1998. The Management fees are computed at the annual rate of 0.60% of the Portfolio's average daily net assets. The Portfolio pays the Subadviser the following fees, which are accrued daily and payable monthly and are at the annual rates equal to the percentages of the aggregate assets of the Portfolio allocated to the
Subadvisor: 0.625% on the first $25 million; 0.375% on the next $75 million; 0.250% on the next $400 million; and 0.20% on assets in excess of $500 million. The fees paid to the Subadviser amounted to $246,585 for the period November 1, 1997 (Commencement of Operations) to April 30, 1998. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Sub-Administrator, all of whom receive remuneration for their services to the Trust from the Sub-Administrator or its affiliates.

3. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments, other than short-term obligations, aggregated $51,684,972 and $23,424,634 respectively, for the period ended April 30, 1998.

4. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at April 30, 1998, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $125,610,932
------------------------------------------------------------------------------
Gross unrealized appreciation                                     $ 24,403,389
Gross unrealized depreciation                                       (2,778,245)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 21,625,144
------------------------------------------------------------------------------

5. LINE OF CREDIT The Portfolio, along with the other CitiFunds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the period November 1, 1997 (Commencement of Operations) to April 30, 1998, the commitment fee allocated to the Portfolio was $1,110. Since the line of credit was established, there have been no borrowings.

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS                                      April 30, 1998
(Unaudited)

ISSUER                                                  SHARES         VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 97.0%
-------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 23.6%
-------------------------------------------------------------------------------
Abacus Direct Corp.*                                    119,100    $  6,773,813
AHL Services Inc.*                                      114,980       3,923,693
Cultural Access Worldwide *                             132,800       1,875,800
Lamar Advertising Co.*                                  208,320       7,187,040
Metro Networks Inc.*                                     75,910       3,017,423
Metzler Group Inc.*                                      74,100       2,565,712
NFO Worldwide Inc.*                                     176,100       3,687,094
Probusiness Services Inc.*                              121,575       3,373,706
Profit Recovery Group International Inc.*               182,500       4,745,000
Rental Service Corp.*                                   172,770       5,021,128
Romac International Inc.*                               117,480       3,113,220
Snyder Communications Inc.*                             123,580       5,252,150
Suiza Foods Corp.*                                       88,180       5,224,665
Wilmar Industries Co.*                                  149,110       3,560,001
                                                                   ------------
                                                                     59,320,445
                                                                   ------------
COMMODITIES & PROCESSING -- 4.4%
-------------------------------------------------------------------------------
ITEQ Inc.*                                              314,370       4,008,218
OM Group Inc.                                           105,710       4,684,274
Synthetic Industries Inc.*                              103,420       2,365,732
                                                                   ------------
                                                                     11,058,224
                                                                   ------------
CONSUMER DURABLE -- 1.8%
-------------------------------------------------------------------------------
Tower Automotive Inc.*                                   85,180       4,541,159
                                                                   ------------
CONSUMER NON-DURABLES -- 1.3%
-------------------------------------------------------------------------------
Beringer Wine Estate Holdings *                          71,140       3,308,010
                                                                   ------------
CONSUMER SERVICES -- 9.2%
-------------------------------------------------------------------------------
American Italian  Pasta Co.*                             58,470       1,812,570
Central Packing Corp.                                   122,415       5,738,203
Gray Communications Systems Inc.*                       106,030       3,154,393
Heftel Broadcasting Corp.*                               98,368       4,315,896
Premier Parks Inc.*                                      94,280       5,244,325
Suburban Lodges America Inc.*                           157,050       2,905,425
                                                                   ------------
                                                                     23,170,812
                                                                   ------------
ELECTRONICS/TECHNICAL SERVICES -- 19.6%
-------------------------------------------------------------------------------
CDW Computer Centers Inc.*                               86,030       4,172,455
Etec Systems Inc.*                                       77,350       4,389,613
Harbinger Corp.*                                         92,830       3,376,691
Inacom Corp.*                                           114,510       4,100,889
Lernout & Hauspie Speech Products*                      109,960       7,009,950
N2K Inc.*                                                24,620         618,577
PC Connection Inc.*                                      46,935       1,017,903
QAD Inc.*                                               220,600       3,060,825
Renaissance Worldwide Inc.*                             198,780       3,565,616
Sapient Corp.*                                           66,560       3,286,400
Sipex Corp.*                                            126,280       2,509,815
Speedfam International Inc.*                            122,850       3,562,650
Tier Technologies Inc.*                                  78,920       1,588,265
Whittman Hart Inc.*                                     156,780       6,878,722
                                                                   ------------
                                                                     49,138,371
                                                                   ------------
ENERGY MINERALS -- 4.3%
-------------------------------------------------------------------------------
Forcenergy Inc.*                                        143,620       3,312,236
Key Energy Group Inc.*                                  156,400       2,922,725
Lomak Petroleum Inc.                                    239,230       3,304,365
Superior Energy Services Inc.*                           98,840       1,099,595
                                                                   ------------
                                                                     10,638,921
                                                                   ------------
FINANCE -- 11.0%
-------------------------------------------------------------------------------
Allied Group Inc.                                        91,575       2,735,803
Executive Risk Inc.                                      76,980       5,133,604
First Republic Bank of San Francisco*                    66,450       2,284,219
Litchfield Financial Corp.                               48,100       1,106,300
Medallion Financial Corp.                               127,800       3,818,025
Metris Companies Inc.*                                  106,800       6,054,225
Sirrom Capital Corp. 213,780                          6,386,678
                                                                   ------------
                                                                     27,518,854
                                                                   ------------
HEALTH SERVICES/TECHNOLOGY -- 11.0%
-------------------------------------------------------------------------------
Concentra Managed Care Inc.*                            131,570       4,095,116
Henry Schein Inc.*                                       93,830       3,659,370
Human Genome Sciences Inc.*                             108,310       3,939,776
Parexel International Corp.*                            137,310       4,599,886
Renal Treatment Centers Inc.*                           186,058       6,163,171
Somas Medical Technologies*                             126,110       1,513,320
Viropharma Inc.*                                        169,700       3,690,975
                                                                   ------------
                                                                     27,661,614
                                                                   ------------
INDUSTRIAL SERVICES -- 2.3%
-------------------------------------------------------------------------------
American Disposal Services Inc.*                         77,550       3,109,270
Service Experts Inc.*                                    79,340       2,638,055
                                                                   ------------
                                                                      5,747,325
                                                                   ------------
PRODUCER MANUFACTURER -- 0.8%
-------------------------------------------------------------------------------
Simpson Manufacturing Inc.*                              49,400       2,056,275
                                                                   ------------
RETAIL -- 4.8%
-------------------------------------------------------------------------------
CD Now Inc.*                                             91,720       2,935,040
Men's Wearhouse Inc.*                                    83,090       3,500,166
Whole Foods Market Inc.*                                 90,350       5,590,406
                                                                   ------------
                                                                     12,025,612
                                                                   ------------
TRANSPORTATION -- 2.9%
-------------------------------------------------------------------------------
Eagle U.S.A. Airfreight Inc.*                           146,330       4,810,599
Hub Group Inc.*                                          92,550       2,441,006
                                                                   ------------
                                                                      7,251,605
                                                                   ------------
TOTAL COMMON STOCKS                                                 243,437,227
                                                                   ------------
SHORT-TERM OBLIGATIONS -- 3.4%
-------------------------------------------------------------------------------
Sanwa Repurchase Agreement 5.42% due 5/01/98 proceeds
   at maturity $ 8,616,033 (collateralized by
   $10,037,000 U.S. Treasury Strip zero coupon
   due 2/15/00)                                                     $ 8,612,000
                                                                   ------------
TOTAL INVESTMENTS
   (Identified Cost $200,229,565)                         100.4%    252,049,227
OTHER ASSETS, LESS LIABILITIES                             (0.4)     (1,058,464)
                                                          -----    ------------
Net Assets                                                100.0%   $250,990,763
                                                          =====    ============

* Non income producing securities

See notes to financial statements

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
ASSETS:
Investments at value (Note 1A) (Identified Cost, $200,229,565)     $252,049,227
Cash                                                                         80
Interest receivable                                                       1,296
-------------------------------------------------------------------------------
  Total assets                                                      252,050,603
-------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                       810,000
Payable to affiliates-- Management fees (Note 2)                        153,818
Accrued expenses and other liabilities                                   96,022
-------------------------------------------------------------------------------
  Total liabilities                                                   1,059,840
-------------------------------------------------------------------------------
NET ASSETS                                                         $250,990,763
-------------------------------------------------------------------------------
REPRESENTED BY:
Paid-in capital for beneficial interests                           $250,990,763
-------------------------------------------------------------------------------

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                       $213,597
Interest income                                        225,187
-------------------------------------------------------------------------------
                                                                      $ 438,784
-------------------------------------------------------------------------------
EXPENSES:
Management fees (Note 2)                               848,002
Custody and Fund Accounting fees                       116,471
Auditing fees                                           11,850
Legal fees                                              11,692
Trustees fees                                            2,593
Miscellaneous                                            4,381
-------------------------------------------------------------------------------
 Total expenses                                                         994,989
-------------------------------------------------------------------------------
Net investment loss                                                    (556,205)
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net change in unrealized appreciation of
  investments                                       43,376,257
Less unrealized appreciation from contributed
  assets (Note 1)                                   25,188,211
-------------------------------------------------------------------------------
Unrealized appreciation of investments                               18,188,046
Net realized gain from investment transactions                        6,779,213
-------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                     24,967,259
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $24,411,054
-------------------------------------------------------------------------------

See notes to financial statements

Small Cap Growth Portfolio
STATEMENT OF CHANGES IN NET ASSETS

                                                    SIX MONTHS        TEN MONTHS
                                                      ENDED              ENDED         YEAR ENDED
                                                  APRIL 30, 1998   OCTOBER 31, 1997   DECEMBER 31,
                                                    (Unaudited)        (Note 1F)          1996

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)                       $   (556,205)     $   (139,259)   $     28,536
Net realized gain on investment transactions          6,779,213           785,204       1,063,995
Unrealized appreciation of investments               18,188,046         6,200,702       1,516,882
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                                     24,411,054         6,846,647       2,609,413
--------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                         221,191,652        18,404,723      45,631,942
Value of withdrawals                                (44,209,960)      (22,795,675)     (6,088,455)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from capital transactions                          176,981,692        (4,390,952)     39,543,487
--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS:                         201,392,746         2,455,695      42,152,900
NET ASSETS:
Beginning of period                                  49,598,017        47,142,322       4,989,422
--------------------------------------------------------------------------------------------------
End of period                                      $250,990,763      $ 49,598,017    $ 47,142,322
--------------------------------------------------------------------------------------------------

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                     SIX MONTHS    TEN MONTHS                    JUNE 21, 1995
                                                       ENDED          ENDED                      (COMMENCEMENT
                                                      APRIL 30,    OCTOBER 31,     YEAR ENDED    OF OPERATIONS)
                                                       1998           1997         DECEMBER 31,  TO DECEMBER 31,
                                                    (Unaudited)     (Note 1F)          1996           1995
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000's omitted)                                  $    250,991    $     49,598    $     47,142    $      4,989
Ratio of expenses to average net assets                    0.88%*          0.85%*          0.61%              0%
Ratio of net investment income (loss) to
  average net assets                                     (0.49)%*        (0.37)%*         0.15%           1.22%*
Portfolio turnover                                           12%            108%             89%             41%

Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees and assumed Portfolio expenses for the periods indicated and had expenses been limited to that required by certain state securities law for the period ended December 31, 1995, the ratios would have been as follows:

RATIOS:
Expenses to average net assets                             0.88%*          1.04%*          1.17%           2.50%*
Net investment loss to average net assets                 (0.49)%*        (0.56)%*        (0.41)%         (1.28)%*
-----------------------------------------------------------------------------------------------------------------
* Annualized

See notes to financial statements

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES Small Cap Growth Portfolio (the "Portfolio"), (formerly Small Cap Equity Portfolio), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Manager of the Portfolio is Citibank N.A., ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Sub-Administrator. On November 1, 1997 the CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 each transferred a portion of their investable assets in the amount of $15,439,632, $38,272,468, $75,166,816 and $37,432,299 including $2,166,532, $5,841,516,
$11,815,501 and $5,364,662, respectively of unrealized appreciation to the Portfolio in exchange for an interest in the Portfolio.

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Portfolio are as follows:

   A. Investment Security Valuations Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

   B. Income Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

   C. U.S. Federal Income Taxes The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

   D. Expenses The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   E. Repurchase Agreements It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

   F. Change in Fiscal Year End During the fiscal year 1997, the Portfolio changed its fiscal year end from December 31 to October 31.

   G. Other Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

2. MANAGEMENT FEES Citibank is responsible for overall management of the Portfolios' business affairs, and has a separate Management Agreement with the Portfolio. Citibank also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio. SFG acts as Sub-Administrator and performs such duties and receives such compensation from Citibank as from time to time are agreed to by Citibank and SFG. Citibank is a wholly-owned subsidiary of Citicorp. Citicorp recently announced its intention to merge with The Travelers Group. Completion of the merger is subject to the satisfaction of certain conditions. The management fees paid to Citibank, amounted to $848,002 for the six months ended April 30, 1998. The management fees are computed at the annual rate of 0.75% of the Portfolio's average daily net assets.

3. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments, other than short-term obligations, aggregated $27,493,879 and $51,945,025, respectively, for the six months ended April 30, 1998.

4. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at April 30, 1998, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $200,229,565
-------------------------------------------------------------------------------
Gross unrealized appreciation                                      $ 59,805,259
Gross unrealized depreciation                                        (7,985,597)
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 51,819,662
-------------------------------------------------------------------------------

5. LINE OF CREDIT The Portfolio, along with the other CitiFunds entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended April 30, 1998, the commitment fee allocated to the Portfolio was $217. Since the line of credit was established, there have been no borrowings.

SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS                                         April 30, 1998
(Unaudited)

ISSUER                                                 SHARES          VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 97.9%
-------------------------------------------------------------------------------
BASIC INDUSTRIES -- 8.0%
-------------------------------------------------------------------------------
Atchison Casting Corp.*                                161,900     $  3,065,981
Carpenter Technology Corp.                              19,900        1,155,444
Giant Cement Holdings Inc.*                              7,900          223,175
Keystone Consolidated Industries Inc.*                 250,800        2,962,575
LTV Corp.                                              476,000        6,188,000
Oil-Dri Corp. of America                               205,600        3,276,750
Reliance Steel and Aluminum Co.                         58,800        2,374,050
Tuscarora Inc.                                          12,900          206,400
                                                                   ------------
                                                                     19,452,375
                                                                   ------------
CAPITAL GOODS -- 14.6%
-------------------------------------------------------------------------------
American Buildings Co.*                                 75,600        2,627,100
Astro-Med Inc.                                          44,500          322,625
Commercial Intertech Corp.                             155,900        3,361,594
D.R. Horton Inc.                                       188,300        3,471,781
ESCO Electronics Corp.*                                187,600        3,447,150
Global Industrial Technologies Inc.*                   215,800        3,870,912
JLG Industries Inc.                                    403,200        6,577,200
Perini Corp.*                                           62,900          625,069
Speedfam International Inc.*                            86,500        2,508,500
Ultrak Inc.*                                           354,700        3,547,000
United Industrial Corp.                                393,400        5,065,025
                                                                   ------------
                                                                     35,423,956
                                                                   ------------
CONSUMER BASICS -- 15.5%
-------------------------------------------------------------------------------
Cohr Inc.*                                             290,100        2,266,406
Dimon Inc.                                             332,900        4,868,663
Ekco Group Inc.*                                       611,100        4,468,669
MMI Companies Inc.                                     185,000        4,347,500
Matrix Pharmaceuticals, Inc.*                          382,800        1,722,600
Nash Finch Co.                                          95,000        1,864,375
Orthologic Corp.*                                      362,000        2,172,000
RLI Corp.                                               50,700        2,750,475
Schultz Sav-O Stores Inc.                              150,950        2,415,200
Schweitzer-Mauduit International Inc.                  110,300        3,667,475
Standard Commercial Corp.*                             438,400        5,808,800
ThermoTrex Corp.*                                       61,100        1,218,181
                                                                   ------------
                                                                     37,570,344
                                                                   ------------
CONSUMER DURABLE GOODS -- 6.0%
-------------------------------------------------------------------------------
Cavalier Homes Inc.                                    165,440        1,985,280
Coachmen Industries Inc.                               186,500        4,639,187
Flexsteel Industries Inc.                              127,700        1,779,819
Haskel International Inc.                              150,600        1,524,825
Myers Industries Inc.                                   35,000          870,625
Republic Automotive Parts Inc.*                         81,100        1,601,725
West Co. Inc.                                           76,600        2,365,025
                                                                   ------------
                                                                     14,766,486
                                                                   ------------
CONSUMER NON-DURABLES -- 3.8%
-------------------------------------------------------------------------------
Brookstone Inc.*                                       152,500        2,192,187
Haverty Furniture Companies Inc.                        58,600        1,296,525
Little Switzerland Inc.*                               300,000        2,400,000
Ridgeview Inc.                                          16,900          101,400
Syms Corp.*                                            218,700        3,239,494
                                                                   ------------
                                                                      9,229,606
                                                                   ------------
CONSUMER SERVICES -- 3.1%
-------------------------------------------------------------------------------
Aztar Corp.*                                           407,700        3,185,156
Cannondale Corp.*                                      266,400        4,229,100
                                                                   ------------
                                                                      7,414,256
                                                                   ------------
ENERGY -- 1.6%
-------------------------------------------------------------------------------
Atwood Oceanics Inc.*                                   33,100        1,810,157
Nuevo Energy Co.                                        57,400        2,029,635
                                                                   ------------
                                                                      3,839,792
                                                                   ------------
FINANCE -- 13.4%
-------------------------------------------------------------------------------
Allied Life Financial Corp.                            119,600        2,870,400
Acceptance Insurance Co.                                25,800          588,562
BankAtlantic Bancorp Inc. Class A                       44,900          614,569
Centris Group Inc.                                     182,400        2,587,800
Downey Financial Corp.                                  97,674        3,388,067
FBL Financial Group Inc. Class A                        85,600        2,461,000
Farm Family Holdings Inc.*                              76,400        3,041,675
Flagstar Bancorp Inc.                                  138,200        3,878,238
GA Financial Inc.                                       86,400        1,706,400
Matrix Capital Corp.*                                  141,200        3,777,100
Ocwen Asset Investment Corp.                            92,800        1,705,200
Penn-America Group Inc.                                 26,800          552,750
Presidential Life Corp.                                 28,600          582,725
Professionals Insurance Company Management Group*       27,300        1,126,125
Seibels Bruce Group Inc.*                              343,400        2,747,200
Wilshire Financial Services Group Inc.*                 37,500          904,688
                                                                   ------------
                                                                     32,532,499
                                                                   ------------
GENERAL BUSINESS -- 1.7%
-------------------------------------------------------------------------------
Ennis Business Forms Inc.                              339,000        4,068,000
                                                                   ------------
MISCELLANEOUS -- 10.5%
-------------------------------------------------------------------------------
Aehr Test Systems*                                     294,700        1,805,036
Commonwealth Industries Inc.                           135,100        2,296,700
Duckwall-Alco Stores Inc.*                             133,500        2,436,375
Flowserve Corp.                                        119,300        3,564,088
Kevco Inc.*                                             70,900        1,648,425
Ladish Inc.*                                           207,000        3,208,500
Manchester Equipment Inc.*                             169,400          656,425
Rockshox Inc.                                          188,800        1,062,000
Rush Enterprises Inc.*                                  85,300        1,023,600
Spacehab Inc.*                                         233,000        2,592,125
Spectralink Corp.*                                     126,700          554,312
Symons International Group Inc.                         84,400        1,582,500
Tropical Sportswear International Corp.*               111,300        1,892,100
Unisource Worldwide Inc.                                88,500        1,122,844
                                                                   ------------
                                                                     25,445,030
                                                                   ------------
SHELTER -- 9.3%
-------------------------------------------------------------------------------
Ameron International Corp.                              42,600        2,625,225
Beazer Homes USA Inc.*                                 186,000        4,533,750
Butler Manufacturing Co.                                34,900        1,302,206
Engle Homes Inc.                                        33,300          511,988
Morgan Products Ltd.*                                  425,600        2,553,600
Patrick Industries Inc.                                131,500        2,104,000
Ryland Group Inc.                                      153,300        3,209,719
Southern Energy Homes Inc.*                            238,000        2,632,875
U.S. Home Corp.*                                        73,100        3,033,650
                                                                   ------------
                                                                     22,507,013
                                                                   ------------
TECHNOLOGY -- 5.7%
-------------------------------------------------------------------------------
Alliant Techsystems Inc.*                               42,000        2,685,375
Interlink Computer Sciences Inc.*                      176,600          916,112
Komag Inc.*                                            331,000        5,130,500
Radisys Corp.*                                           3,400           92,651
Read-Rite Corp.*                                       221,700        3,062,231
Trident Microsystems Inc.*                             254,300        1,946,984
                                                                   ------------
                                                                     13,833,853
                                                                   ------------
TRANSPORTATION -- 4.6%
-------------------------------------------------------------------------------
Fritz Companies Inc.*                                  243,900        3,567,038
Kenan Transport Co.                                     70,200        2,316,600
Motor Cargo Industries Inc.*                           253,000        3,162,500
Oshkosh Truck Corp. Class B                            115,000        2,256,875
                                                                   ------------
                                                                     11,303,013
                                                                   ------------
UTILITIES -- 0.1%
-------------------------------------------------------------------------------
NRG Generating (U.S.) Inc.*                             14,700          222,337
                                                                   ------------
TOTAL COMMON STOCKS                                                 237,608,560
                                                                   ------------
SHORT-TERM -- 4.3%
-------------------------------------------------------------------------------
State Street Bank Repurchase Agreement 5.00% due
   05/01/98 proceeds at maturity $10,414,446
   (collateralized by $6,755,000 U.S. Treasury
   Bonds 11.25% due 2/15/15 valued at $10,622,427)                   10,413,000
                                                                   ------------
TOTAL INVESTMENTS
   (Identified Cost $210,661,984)                        102.2%     248,021,560
OTHER ASSETS, LESS LIABILITIES                            (2.2)      (5,457,170)
                                                         -----     ------------
NET ASSETS                                               100.0%    $242,564,390
                                                         =====     ============

* Non income producing securities.

See notes to financial statements

SMALL CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
ASSETS:
Investments at value (Note 1A) (Identified Cost, $210,661,984)      $248,021,560
Cash                                                                         555
Receivable for securities sold                                            96,797
Dividend and interest receivable                                         120,724
--------------------------------------------------------------------------------
 Total assets                                                        248,239,636
--------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                      5,441,013
Payable to affiliates-- Management fees (Note 2)                         146,357
Accrued expenses and other liabilities                                    87,876
--------------------------------------------------------------------------------
 Total liabilities                                                     5,675,246
--------------------------------------------------------------------------------
NET ASSETS                                                          $242,564,390
--------------------------------------------------------------------------------
REPRESENTED BY:
Paid-in capital for beneficial interests                            $242,564,390
--------------------------------------------------------------------------------

SMALL CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend income                                            $   828,770
  Interest income                                                199,331
------------------------------------------------------------------------------------------
                                                                               $ 1,028,101
------------------------------------------------------------------------------------------
EXPENSES:
Management fees (Note 2)                                         726,124
Custody and Fund Accounting fees                                 105,699
Audit fees                                                        13,650
Legal fees                                                         9,730
Trustees fees                                                      2,548
Miscellaneous                                                      3,916
-------------------------------------------------------------------------------------------
  Total expenses                                                                    861,667
-------------------------------------------------------------------------------------------
Net investment income                                                               166,434
-------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net change in unrealized appreciation of investments          37,359,576
Less realized appreciation from contributed assets            30,313,261
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                              7,046,315
Net realized gain from investment transactions                                    7,176,125
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                                14,222,440
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $14,388,874
-------------------------------------------------------------------------------------------

See notes to financial statements

SMALL CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                                              $    166,434
Net realized gain on investment transactions                          7,176,125
Net change in unrealized appreciation of investments                  7,046,315
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 14,388,874
--------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                                         403,785,426
Value of withdrawals                                               (175,609,910)
--------------------------------------------------------------------------------
Net increase in net assets from capital transactions                228,175,516
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS:                                         242,564,390
NET ASSETS:
Beginning of period                                                          --
--------------------------------------------------------------------------------
End of period                                                      $242,564,390
--------------------------------------------------------------------------------

SMALL CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted)                              $242,564
Ratio of expenses to average net assets                                   0.89%*
Ratio of net investment income to average net assets                      0.17%*
Portfolio turnover                                                          12%
--------------------------------------------------------------------------------

 *  Annualized

See notes to financial statements

SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES Small Cap Value Portfolio (the "Portfolio"), a separate series of The Asset Allocation Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Manager of the Portfolio is Citibank N.A., ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Sub-Administrator. On November 1, 1997, the CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 each transferred a portion of their investable assets in the amount of $16,913,632, $42,092,855, $81,236,129 and
$40,503,947 including $2,712,350, $7,246,592, $14,228,135 and $6,126,184,
respectively of unrealized appreciation, to the Portfolio in exchange for an interest in the Portfolio.

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Portfolio are as follows:

   A. Investment Security Valuations Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

   B. Income Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

   C. U.S. Federal Income Taxes The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

   D. Expenses The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   E. Repurchase Agreements It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

   F. Other Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

2. MANAGEMENT FEES Citibank is responsible for overall management of the Portfolio's business affairs, and has a separate Management Agreement with the Portfolio. Citibank also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio. SFG acts as Sub-Administrator and performs such duties and receives such compensation from Citibank as from time to time are agreed to by Citibank and SFG. Citibank has delegated the daily management of the Portfolio to Franklin Advisory Services, Inc. ("the Subadviser"). Citibank is a wholly owned subsidiary of Citicorp. Citicorp recently announced its intention to merge with The Travelers Group. Completion of the merger is subject to the satisfaction of certain conditions.

   The management fees paid to Citibank, amounted to $193,543 for the period November 1, 1997 (Commencement of Operations) to April 30, 1998. Management fees are computed at the annual rate of 0.75% of the Portfolio's average daily net assets less the aggregate amount, if any, payable by the Portfolio pursuant to the Sub-Management Agreement with the Subadviser. The Portfolio pays the Subadviser the following fees, which are accrued daily and payable monthly and are at the annual rates equal to the percentages of the aggregate assets of the Portfolio allocated to the Subadviser: 0.55% on first $250 million and 0.50% on remaining assets.

   The management fees paid to the Subadviser amounted to $532,581 for the period November 1, 1997 (Commencement of Operations) to April 30, 1998.

3. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments, other than short-term obligations, aggregated $70,683,982 and $23,879,792, respectively, for the period November 1, 1997 (Commencement of Operations) to April 30, 1998.

4. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at April 30, 1998, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $210,661,984
--------------------------------------------------------------------------------
Gross unrealized appreciation                                $ 46,745,403
Gross unrealized depreciation                                  (9,385,827)
--------------------------------------------------------------------------------
Net unrealized appreciation                                  $ 37,359,576
--------------------------------------------------------------------------------

5. LINE OF CREDIT The Portfolio, along with the other CitiFunds entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the period November 1, 1997 (Commencement of Operations) to April 30, 1998, the commitment fee allocated to the Portfolio was $110. Since the line of credit was established, there have been no borrowings.

INTERMEDIATE INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS   April 30, 1998
(Unaudited)

                                                     PRINCIPAL
ISSUER                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------
FIXED INCOME -- 97.2%
-------------------------------------------------------------------------------
ASSET BACKED -- 22.3%
-------------------------------------------------------------------------------
Aames Mortgage Trust
   6.59% due 6/15/24                               $  1,974,000    $  1,986,574
Aesop Funding II LLC
   6.14% due 5/20/06                                  3,600,000       3,585,938
Asset Securitization Corp.
   6.50% due 2/14/41                                  3,193,318       3,225,251
   6.85% due 2/14/41                                  1,600,000       1,649,750
California Infrastructure & Economic Development
   6.38% due 9/25/08                                  1,225,000       1,240,264
   6.42% due 9/25/08                                  1,000,000       1,015,650
Contimortgage Home Equity Loan Trust
   6.28% due 1/15/13                                  2,000,000       1,996,860
   6.87% due 3/15/24                                  1,740,000       1,748,317
GMAC Commercial Mortgage Securities Corp.
   6.83% due 12/15/03                                 3,303,085       3,364,501
   7.22% due 10/15/28                                   500,000         522,130
Green Tree Financial Corp.
   7.65% due 4/15/27                                  3,000,000       3,078,750
J.P. Morgan Commercial Mortgage Finance Corp.
   6.373% due 1/15/30                                 1,457,463       1,465,661
Money Store Residential Trust
   6.42% due 4/15/06                                  2,202,529       2,204,269
Morgan Stanley Capital Inc.
   6.44% due 1/15/28                                  1,800,000       1,812,094
   6.55% due 12/15/07                                 1,500,000       1,514,766
Nissan Auto Receivables Grantor Trust
   6.15% due 2/17/03                                  3,867,766       3,878,635
Nomura Asset Securitization Corp.
   6.979% due 3/17/28                                 1,300,000       1,319,500
SLM Student Loan Trust
   5.783% due 1/25/07                                 2,500,000       2,500,500
Structured Asset Securities Corp.
   5.976 due 1/25/13                                  1,775,000       1,774,445
   6.79% due 6/12/04                                  2,789,044       2,856,592
UCFC Loan Trust
   6.80% due 2/15/12                                  4,000,000       4,018,560
                                                                   ------------
                                                                     46,759,007
                                                                   ------------
CORPORATE BONDS -- 14.1%
-------------------------------------------------------------------------------
Allied Signal Inc.
   6.20% 2/01/08                                      1,780,000       1,768,323
Atlantic City Electric Co.
   7.01% due 8/23/02                                  1,495,000       1,545,905
Commonwealth Edison Electric Co.
   7.00% due 7/01/05                                  2,043,000       2,108,764
Computer Associates International Inc.
   6.375% due 4/15/05                                   940,000         932,950
Credit Suisse First Boston
   6.50% 5/01/08                                      1,315,000       1,311,581
Detroit Edison Co.
   6.69% due 3/17/03                                  1,000,000       1,020,420
Equitable Life Assurance Co.
   6.95% due 12/01/05                                 2,275,000       2,331,283
GTE Corp.
   6.36% due 4/15/06                                  2,225,000       2,215,388
Jackson National Life Insurance Co.
   8.15% due 3/15/27                                  1,890,000       2,071,969
Lehman Brothers Holdings Inc.
   6.00% due 2/26/01                                    900,000         895,347
   6.15% due 3/15/00                                    900,000         900,675
Lockheed Martin Corp.
   7.20% due 5/01/36                                  1,390,000       1,512,918
Merrill Lynch & Co., Inc.
   6.00% due 2/12/03                                    720,000         714,161
Occidental Petroleum Corp.
   6.40% due 4/01/03                                  2,125,000       2,120,346
Petroleum Geographic Services
   6.625% due 3/30/08                                 1,460,000       1,456,569
Philadelphia Electric Co.
   7.125% due 9/01/02                                   700,000         720,706
Raytheon Co.
   5.95% due 3/15/01                                    480,000         478,291
   6.30% due 3/15/05                                    725,000         721,592
Sears Roebuck Corp.
   6.00% due 3/20/03                                  1,860,000       1,842,776
Sony Corp.
   6.125% due 3/04/03                                 1,100,000       1,096,656
Suntrust Banks Inc.
   6.00% due 1/15/28                                  1,800,000       1,748,466
                                                                   ------------
                                                                     29,515,086
                                                                   ------------
MORTGAGE BACKED -- 18.8%
-------------------------------------------------------------------------------
CMC Securities Corp.
   7.00% due 10/25/27                                 2,847,014       2,860,594
CWMBS Inc.
   6.75% due 10/25/27                                 1,919,633       1,922,897
   6.75% due 4/25/28                                  4,577,222       4,590,084
   7.50% due 9/25/14                                  1,447,422       1,454,196
Federal Home Loan Mortgage Corp.
   6.00% due 8/01/00                                  4,132,679       4,121,603
   6.00% due 3/15/09                                  1,156,012       1,103,263
   6.50% due 2/01/11                                     90,409          91,228
   6.50% due 4/01/11                                    287,303         289,906
   6.50% due 7/01/11                                    395,111         398,690
   6.50% due 8/01/11                                     86,371          87,153
   6.50% due 9/15/22                                  2,281,584       2,240,218
Federal National Mortgage Association
   6.50% due 5/01/11                                    444,841         446,923
   6.50% due 7/01/11                                    381,495         382,803
   6.50% due 8/25/22                                  1,500,000       1,465,808
   7.00% due 6/01/03                                    329,207         334,145
   7.00% due 7/01/03                                    927,969         941,888
   7.35% due 8/17/21                                  1,940,690       2,061,377
   8.00% due 5/01/26                                    747,508         774,680
   8.00% due 6/01/26                                    434,699         450,508
   8.00% due 7/01/26                                    181,439         188,044
First Union Lehman Brothers Mortgage Trust
   6.479% due 3/18/04                                   958,472         967,923
   6.65% due 12/17/07                                 4,500,000       4,552,335
Government National Mortgage Association
   7.25% due 10/16/22                                   703,097         709,249
Norwest Asset Securitization Corp.
   6.75% due 2/25/13                                  5,138,628       5,155,362
Residential Fundings Mortgage Securitization Inc.
   6.50% due 3/25/13                                  1,917,000       1,896,033
                                                                   ------------
                                                                     39,486,910
                                                                   ------------
U. S. TREASURY OBLIGATIONS -- 41.2%
-------------------------------------------------------------------------------
United States Treasury Bonds
   6.875% due 8/15/25                                   975,000       1,083,625
   6.50% due 11/15/26                                   250,000         266,055
   6.625% due 2/15/27                                 1,000,000       1,082,340
   6.125% due 11/15/27                                2,000,000       2,046,240
                                                                   ------------
                                                                      4,478,260
                                                                   ------------
United States Treasury Notes
   6.00% due 5/31/98                                  4,040,000       4,043,151
   6.375% due 5/15/99                                12,145,000      12,238,031
   5.875% due 11/15/99                                3,316,000       3,329,463
   5.625% due 4/30/00                                 2,000,000       2,001,880
   6.50% due 5/31/01                                 21,225,000      21,735,674
   6.25% due 1/31/02                                  5,084,000       5,181,714
   6.50% due 5/31/02                                  4,890,000       5,034,402
   6.25% due 6/30/02                                 14,300,000      14,597,154
   5.875% due 9/30/02                                 2,800,000       2,820,552
   5.50% due 3/31/03                                  5,400,000       5,364,576
   6.875% due 5/15/06                                 3,770,000       4,036,237
   6.50% due 10/15/06                                 1,400,000       1,466,934
                                                                   ------------
                                                                     81,849,768
                                                                   ------------
YANKEE BONDS -- 0.8%
-------------------------------------------------------------------------------
Embotelladora Andina SA
   7.00% due 10/01/07                                 1,705,000       1,661,745
                                                                   ------------
TOTAL FIXED INCOME                                                  203,750,776
                                                                   ------------
PREFERRED STOCKS -- 1.6%
-------------------------------------------------------------------------------
SI Financing Trust                                      120,000       3,240,000
                                                                   ------------
SHORT-TERM OBLIGATIONS -- 0.0%
-------------------------------------------------------------------------------
United States Treasury Bills
   4.74% due 6/11/98                                                     84,541
                                                                   ------------

TOTAL INVESTMENTS                                          98.8%    207,075,317
   (Identified Cost $204,816,632)
OTHER ASSETS, LESS LIABILITIES                              1.2       2,561,999
                                                          -----    ------------
Net Assets                                                100.0%   $209,637,316
                                                          =====    ============

See notes to financial statements

INTERMEDIATE INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
ASSETS:
Investments at value (Note 1A) (Identified Cost, $204,816,632)     $207,075,317
Cash                                                                        532
Interest receivable                                                   2,688,533
Receivable for investments sold                                       1,356,562
-------------------------------------------------------------------------------
 Total assets                                                       211,120,944
-------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                     1,311,581
Payable to affiliates--Management fees (Note 2)                          76,492
Accrued expenses and other liabilities                                   95,555
-------------------------------------------------------------------------------
 Total liabilities                                                    1,483,628
-------------------------------------------------------------------------------
NET ASSETS                                                         $209,637,316
-------------------------------------------------------------------------------
REPRESENTED BY:
Paid-in capital for beneficial interests                           $209,637,316
-------------------------------------------------------------------------------

INTERMEDIATE INCOME PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE PERIOD
NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
INTEREST INCOME (NOTE 1B)                                            $5,807,353
EXPENSES:
Management fees (Note 2)                             $ 418,451
Custodian and Fund Accounting fees                     109,175
Audit fees                                              15,150
Legal fees                                               8,730
Trustees fees                                            2,546
Miscellaneous                                            3,782
-------------------------------------------------------------------------------
 Total expenses                                                         557,834
-------------------------------------------------------------------------------
Net investment income                                                 5,249,519
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net unrealized appreciation of investments           2,258,685
Less unrealized appreciation from contributed
  assets (Note 1)                                    2,724,761
-------------------------------------------------------------------------------
Unrealized depreciation on investments                                 (466,076)
Net realized gain from investment transactions                          568,594
-------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments                 102,518
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $5,352,037
-------------------------------------------------------------------------------

See notes to financial statements

INTERMEDIATE INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                              $  5,249,519
Net realized gain on investment transactions                            568,594
Unrealized depreciation of investments                                 (466,076)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  5,352,037
-------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                                         301,410,005
Value of withdrawals                                                (97,124,726)
-------------------------------------------------------------------------------
Net increase in net assets from capital transactions                204,285,279
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                          209,637,316
-------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                        --
-------------------------------------------------------------------------------
End of period                                                      $209,637,316
-------------------------------------------------------------------------------

INTERMEDIATE INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                          $  209,637
Ratio of expenses to average net assets                                  0.60%*
Ratio of net investment income to average net assets                     5.65%*
Portfolio turnover                                                         35%
-------------------------------------------------------------------------------
*Annualized

See notes to financial statements

INTERMEDIATE INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES Intermediate Income Portfolio (the "Portfolio"), a separate Series of the Asset Allocation Portfolios (the "Trust"), is registered under the U.S. Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Manager of the Portfolio is Citibank, N.A. ("Citibank") Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Sub-Administrator. On November 1, 1997 (Commencement of Operations) the CitiSelect Folio 200, CitiSelect Folio 300 and CitiSelect Folio 400, transferred a portion of its investable assets in the amount of $48,473,071, $89,250,334 and $23,537,184 including $806,088, $1,513,679 and $404,994, respectively of unrealized appreciation to the Portfolio in exchange for an interest in the Portfolio.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Portfolio are as follows:

   A. Investment Security Valuations Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

   B. Income Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes.

   C. U.S. Federal Income Taxes The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

   D. Repurchase Agreements It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

   E. Expenses The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   F. Other Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

2. MANAGEMENT FEES Citibank is responsible for overall management of the Portfolio's business affairs, and has a separate Management Agreement with the Portfolio. Citibank also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio. SFG acts as Sub-Administrator and performs such duties and receives such compensation from Citibank as from time to time are agreed to by Citibank and SFG. Citibank is a wholly-owned subsidiary of Citicorp. Citicorp recently announced its intention to merge with The Travelers Group. Completion of the merger is subject to the satisfaction of certain conditions.

   The management fees paid to Citibank, amounted to $418,451, for the period November 1, 1997 (Commencement of Operations) to April 30, 1998. The investment management fees are computed at the annual rate of 0.45% of the Portfolio's average daily net assets.

   The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Sub-Administrator, all of whom receive remuneration for their services to the Trust from the Sub-Administrator or its affiliates.

3. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments, other than short-term obligations, aggregated $120,036,562 and $66,596,324 respectively, for the period November 1, 1997 (Commencement of Operations) to April 30, 1998.

4. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at April 30, 1998, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $204,816,632
-------------------------------------------------------------------------------
Gross unrealized appreciation                                      $  2,452,888
Gross unrealized depreciation                                          (194,203)
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $  2,258,685
-------------------------------------------------------------------------------

5. LINE OF CREDIT The Portfolio, along with the other CitiFunds Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the period November 1, 1997 (Commencement of Operations) to April 30, 1998, the commitment fee allocated to the Portfolio was $174. Since the line of credit was established, there have been no borrowings.

FOREIGN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS                                   April 30, 1998
(Unaudited)

                                        PRINCIPAL
ISSUER                                  CURRENCY        AMOUNT         VALUE
-------------------------------------------------------------------------------
FIXED INCOME -- 87.7%
-------------------------------------------------------------------------------
AUSTRALIA -- 7.6%
Australia Government Bonds
13.00% due 7/15/00                        AUD         9,490,000    $  7,196,387
9.50% due 8/15/03                         AUD         3,670,000       2,825,137
10.00% due 2/15/06                        AUD           100,000          82,294
10.00% due 10/15/07                       AUD           530,000         450,576
8.75% due 8/15/08                         AUD         3,600,000       2,860,691
7.50% due 9/15/09                         AUD         9,483,000       7,003,973
                                                                   ------------
                                                                     20,419,058
                                                                   ------------
BELGIUM -- 0.2%
Kingdom of Belgium
9.00% due 3/28/03                         BF          1,600,000          51,147
8.50% due 10/01/07                        BF         12,800,000         431,798
                                                                   ------------
                                                                        482,945
                                                                   ------------
CANADA -- 10.9%
Canadian Government Bonds
9.00% due 12/01/04                        CAD         6,100,000       5,130,066
7.25% due 6/01/07                         CAD         7,500,000       5,942,515
6.00% due 6/01/08                         CAD        16,260,000      11,908,763
8.00% due 6/01/23                         CAD         7,165,000       6,553,949
                                                                   ------------
                                                                     29,535,293
                                                                   ------------
COLOMBIA -- 1.0%
Republic of Colombia
3.00% due 12/22/00                        SPV       350,000,000       2,684,950
                                                                   ------------
CROATIA -- 1.0%
Republic of Croatia
6.50% due 7/31/06                                  $    610,137         561,326
6.50% due 7/31/10                                  $  2,280,000       2,026,464
                                                                   ------------
                                                                      2,587,790
                                                                   ------------
DENMARK -- 2.5%
Kingdom of Denmark
6.00% due 11/15/02                        DKK        22,000,000       3,353,777
8.00% due 5/15/03                         DKK        12,950,000       2,139,173
8.00% due 3/15/06                         DKK         6,210,000       1,068,463
                                                                   ------------
                                                                      6,561,413
                                                                   ------------
FINLAND -- 2.5%
Republic of Finland
7.25% due 4/18/06                         FIM        16,000,000       3,379,050
6.00% due 4/25/08                         FIM         9,000,000       1,772,939
8.25% due 10/15/10                        FIM         7,000,000       1,631,725
                                                                   ------------
                                                                      6,783,714
                                                                   ------------
FRANCE -- 7.0%
Government of France
8.25% due 2/27/04                         FRF         2,700,000    $    528,232
7.75% due 10/25/05                        FRF        14,510,000       2,841,170
5.50% due 10/25/07                        FRF        20,000,000       3,443,687
5.25% due 4/25/08                         FRF        71,000,000      12,057,361
                                                                   ------------
                                                                     18,870,450
                                                                   ------------
GERMANY -- 6.1%
Bundesrepublik
6.50% due 7/04/27                         DEM        18,452,000      11,588,088
                                                                   ------------
Republic of Germany
7.125% due 12/20/02                       DEM         3,620,000       2,217,932
7.375% due 1/03/05                        DEM         1,410,000         893,591
6.00% due 7/04/07                         DEM         2,890,000       1,718,169
                                                                   ------------
                                                                     16,417,780
                                                                   ------------
GREAT BRITAIN -- 10.0%
U. K. Treasury Bonds
8.00% due 12/07/00                        GBP           900,000       1,563,765
6.75% due 11/26/04                        GBP           200,000         349,803
8.50% due 12/07/05                        GBP         8,455,000      16,356,887
7.25% due 12/07/07                        GBP         4,757,000       8,814,899
                                                                   ------------
                                                                     27,085,354
                                                                   ------------
GREECE -- 6.0%
Hellenic Republic
11.10% due 6/17/03                        GRD        64,800,000         206,938
                                                                   ------------
Republic of Greece
11.00 due 10/23/03                        GRD       294,000,000         943,093
8.80 due 6/19/07                          GRD     4,469,800,000      14,974,448
                                                                   ------------
                                                                     16,124,479
                                                                   ------------
ITALY -- 2.4%
Republic of Italy
7.25% due 11/01/26                        ITL     9,595,000,000       6,607,921
                                                                   ------------
JAPAN -- 7.8%
Japan Government Bonds
4.80% due 6/21/99                         JPY        50,000,000         396,290
4.50% due 6/20/03                         JPY       337,000,000       2,968,167
4.10% due 12/22/03                        JPY       816,000,000       7,117,340
2.60% due 9/20/07                         JPY     1,323,900,000      10,775,070
                                                                   ------------
                                                                     21,256,867
                                                                   ------------
NETHERLANDS -- 1.1%
Dutch Government Bonds
6.25% due 7/15/98                         NLG         4,900,000       2,436,780
8.25% due 2/15/07                         NLG           800,000         484,926
                                                                   ------------
                                                                      2,921,706
                                                                   ------------
NEW ZEALAND -- 1.3%
New Zealand Government Bonds
10.00% due 3/15/02                        NED           920,000         555,104
8.00% due 4/15/04                         NED         4,880,000       2,824,717
                                                                   ------------
                                                                      3,379,821
                                                                   ------------
PHILIPPINES -- 0.1%
International Bank Reconstruction
10.25% due 4/11/02                        PHP        19,000,000    $    378,580
                                                                   ------------
SPAIN -- 2.6%
Government of Spain
10.25% due 11/30/98                       ESP        22,000,000         149,204
10.90% due 8/30/03                        ESP       328,400,000       2,758,625
10.50% due 10/30/03                       ESP       300,000,000       2,496,422
10.00% due 2/28/05                        ESP       187,760,000       1,584,803
                                                                   ------------
                                                                      6,989,054
                                                                   ------------
SWEDEN -- 7.0%
Kingdom of Sweden
10.25% due 5/05/00                        SEK        94,600,000      13,431,440
13.00% due 6/15/01                        SEK         7,000,000       1,107,613
8.00% due 5/15/07                         SEK           900,000         138,460
9.00% due 4/20/09                         SEK        24,800,000       4,135,373
                                                                   ------------
                                                                     18,812,886
                                                                   ------------
UNITED STATES -- 10.6%
Federal Home Loan Mortgage Corp.
4.647% due 2/15/02                                 $  5,000,000       4,849,100
                                                                   ------------
Government National Mortgage Association
7.00% due 7/20/25                                  $  2,270,884       2,320,912
7.00% due 9/20/25                                  $  1,081,668       1,105,498
United States Treasury Inflationary
 Index Notes
3.625% due 7/15/02                                 $ 20,620,932      20,382,555
                                                                   ------------
                                                                     28,658,065
                                                                   ------------
TOTAL FIXED INCOME                                                 $236,558,126
                                                                   ------------
SHORT-TERM OBLIGATIONS -- 72.6%
-------------------------------------------------------------------------------
American Express Credit
5.49% due 5/15/98                                  $  4,500,000       4,490,393
5.53% due 5/15/98                                  $  3,000,000       2,993,548
                                                                   ------------
Ameritech Corp.
5.49% due 5/13/98                                  $  8,500,000       8,484,445
5.49% due 5/14/98                                  $  1,000,000         998,018
                                                                   ------------
Bellsouth Telecommunications Inc.
5.48% due 6/05/98                                  $  1,300,000       1,293,074
                                                                   ------------
Caisse D. Amortissement
5.51% due 5/04/98                                  $ 13,000,000      12,994,031
                                                                   ------------
Canada Government
5.50% due 5/08/98                                  $  3,100,000       3,096,685
                                                                   ------------
Coca Cola Co.
5.49% due 5/01/98                                  $  6,000,000       6,000,000
                                                                   ------------
E I du Pont de Nemours & Co.
5.50% due 6/22/98                                  $  8,000,000    $  7,936,444
                                                                   ------------
Ford Motor Credit Co.
5.52% due 5/07/98                                  $ 10,000,000       9,990,800
                                                                   ------------
General Electric Capital Corp.
5.51% due 5/04/98                                  $  4,000,000       3,998,163
5.51% due 5/11/98                                  $  1,700,000       1,697,398
5.66% due 6/11/98                                  $  6,000,000       5,961,323
                                                                   ------------
International Business Machines
5.51% due 5/06/98                                  $ 10,000,000       9,992,347
                                                                   ------------
KFW International Financing Inc.
5.49% due 5/06/98                                  $  3,700,000       3,697,179
5.49% due 5/11/98                                  $  2,700,000       2,695,883
5.48% due 6/10/98                                  $  3,100,000       3,081,124
                                                                   ------------
Kingdom of Sweden
5.48% due 6/11/98                                  $  6,100,000       6,061,929
                                                                   ------------
Motorola Inc.
5.47% due 6/22/98                                  $  4,400,000       4,365,235
5.50% due 5/21/98                                  $  7,000,000       6,978,611
                                                                   ------------
National Rural Utilities
 Coop. Financing
5.47% due 6/05/98                                  $ 13,000,000      12,930,865
                                                                   ------------
New Center Asset Trust
5.50% due 6/19/98                                  $  9,100,000       9,031,876
                                                                   ------------
Oesterreichische Kontrollbank
5.48% due 5/22/98                                  $ 13,000,000      12,958,443
                                                                   ------------
Proctor & Gamble Co.
5.51% due 5/12/98                                  $  4,900,000       4,891,750
5.51% due 5/14/98                                  $  7,800,000       7,784,480
                                                                   ------------
Province of British Columbia
5.48% due 6/08/98                                  $  7,900,000       7,854,303
                                                                   ------------
Shell Oil Co.
5.48% due 5/15/98                                  $ 11,200,000      11,176,132
                                                                   ------------
Southwestern Bell Capital Corp.
5.48% due 6/12/98                                  $  4,900,000       4,868,673
5.50% due 5/22/98                                  $  8,100,000       8,074,013
                                                                   ------------
State Street Repurchase Agreement
5.50% due 5/01/98                                  $    967,000         967,000
                                                                   ------------
Tampa Electric Co.
5.49% due 5/14/98                                  $  6,300,000       6,287,510
                                                                   ------------
United States Treasury Bills
5.08% due 6/25/98                                  $     70,000          69,457
4.975% due 7/23/98                                 $     70,000          69,219
4.99% due 7/23/98                                  $    420,000         415,313
                                                                   ------------
Wisconsin Electric Power Co.
5.49% due 5/13/98                                  $  1,900,000       1,896,523
                                                                   ------------
TOTAL SHORT-TERM OBLIGATIONS                                        196,082,187
                                                                   ------------
TOTAL INVESTMENTS                                         160.3%    432,640,313
(Identified Cost $432,584,120)
OTHER ASSETS, LESS LIABILITIES                            (60.3)   (162,795,635)
                                                          -----    ------------
TOTAL NET ASSETS                                          100.0%   $269,844,678
                                                          =====    ============

See notes to financial statements

FOREIGN CURRENCY LEGEND
-------------------------------------------------------------------------------
Symbol ...............................................................Country
AUD ................................................................Australia
BF ...................................................................Belgium
CAD ...................................................................Canada
SPV .................................................................Columbia
USD ..................................................................Croatia
DKK ..................................................................Denmark
FIM ..................................................................Finland
FRF ...................................................................France
DEM ..................................................................Germany
GBP ............................................................Great Britain
GRD ...................................................................Greece
ITL ....................................................................Italy
JPY ....................................................................Japan
NLG ..............................................................Netherlands
NED ..............................................................New Zealand
PHP ..............................................................Philippines
ESP ....................................................................Spain
SEK ...................................................................Sweden

FOREIGN BOND PORTFOLIO
(Unaudited)
SWAP AGREEMENTS WHICH WERE OPEN AT APRIL 30, 1998 ARE AS FOLLOWS:

                                                                   UNREALIZED
  NOTIONAL                                              COUNTER   APPRECIATION/
   AMOUNT      CURRENCY    DESCRIPTION                   PARTY   (DEPRECIATION)
  -------      -------     ----------                   -------   ------------
3,195,108,916    GRD       To make or receive         Lehman Bros.  (513,219)
                           quarterly interest
                           payments in Greek Drachma
                           the difference between A)
                           a fixed rate of 13.77% over
                           through 3/13/2000 based on
                           B) the 6 month LIBOR RATE

FUTURES CONTRACTS WHICH WERE OPEN AT APRIL 30, 1998 ARE AS FOLLOWS:

                                                              AGGREGATE
                                     NUMBER OF                FACE VALUE   EXPIRATION   UNREALIZED
    CONTRACTS                        CONTRACTS CURRENCY      OF CONTRACTS     DATE       GAIN/LOSS
    ---------                       ---------- --------     -------------   ---------    ---------
Japan Government 10-Year Bond (Buy)     17        JPY       1,700,000,000   June 1998    $220,739
                                                                                         ========

FORWARD CURRENCY CONTRACTS WHICH WERE OPEN AT APRIL 30, 1998 ARE AS FOLLOWS:

                                                                                             UNREALIZED
                                         MARKET          AGGREGATE     DELIVERY DATE        APPRECIATION
       CURRENCY         COUNTRY           VALUE         FACE VALUE      OF CONTRACTS        (DEPRECIATION)
       --------        ---------       -----------      -----------     -----------          ------------
Baht (Buy) .........   Thailand        $ 1,325,990      $ 1,318,463      July 1998                7,527
Deutsche Mark (Sell)   Germany          11,486,245       11,164,807      May 1998              (321,438)
Deutsche Mark (Buy)    Germany           4,458,946        4,398,021      May 1998                60,925
Deutsche Mark (Buy)    Germany          21,732,554       21,604,332      June 1998              128,222
Deutsche Mark (Sell)   Germany          15,201,591       15,192,972      June 1998               (8,619)
Deutsche Mark (Buy)    Germany          20,300,407       20,043,619      July 1998              256,788
Deutsche Mark (Sell)   Germany           7,050,508        7,049,739      July 1998                 (769)
Dollar (Buy) .......   Australia         3,288,515        3,287,326      July 1998                1,189
Dollar (Buy) .......   Canada           21,939,046       22,105,238      June 1998             (166,192)
Dollar (Sell) ......   Canada            1,667,309        1,673,937      March 1998               6,628
Dollar (Sell) ......   New Zealand       2,917,547        2,975,023      May 1998                57,476
Dollar (Buy) .......   New Zealand          81,172           81,741      July 1998                 (569)
Drachma (Sell) .....   Greece            1,623,679        1,588,117      May 1998               (35,562)
Drachma (Sell) .....   Greece              122,943          121,450      June 1998               (1,493)
Drachma (Sell) .....   Greece            1,572,617        1,562,222      August 1998            (10,395)
Franc (Buy) ........   Belgium           9,717,597        9,600,344      May 1998               117,253
Franc (Buy) ........   France           26,931,428       26,695,331      May 1998               236,097
Franc (Sell) .......   France              189,946          184,496      May 1998                (5,450)
Franc (Buy) ........   Switzerland      11,366,773       11,185,618      May 1998               181,155
Franc (Sell) .......   Switzerland       8,037,612        8,136,983      May 1998                99,371
Franc (Sell) .......   Switzerland      28,341,338       28,730,443      June 1998              389,105
Franc (Buy) ........   Switzerland      25,757,099       25,798,328      June 1998              (41,229)
Guilder (Buy) ......   Netherlands       4,050,669        4,000,342      May 1998                50,327
Guilder (Sell) .....   Netherlands         135,849          131,842      May 1998                (4,007)
Guilder (Buy) ......   Netherlands       7,330,517        7,182,689      June 1998              147,828
Krone (Buy) ........   Norway            7,700,850        7,547,642      May 1998               153,208
Krone (Buy) ........   Norway            5,979,531        5,918,183      June 1998               61,348
Krone (Buy) ........   Norway            2,210,453        2,216,822      July 1998               (6,369)
Krone (Buy) ........   Denmark           2,667,174        2,669,833      July 1998               (2,659)
Krone (Buy) ........   Sweden            5,710,484        5,528,786      May 1998               181,698
Lira (Buy) .........   Italy            26,270,109       26,262,370      January 1998             7,739
Markka (Sell) ......   Finland           3,235,313        3,180,833      May 1998               (54,480)
Markka (Buy) .......   Finland             444,562          445,461      July 1998                 (899)
Markka (Sell) ......   Finland           1,948,873        1,948,330      August 1998               (543)
Peseta (Buy) .......   Spain            11,741,003       11,750,816      May 1998                (9,813)
Pound (Sell) .......   Great Britain       340,324          340,068      June 1998                 (256)
Pound (Buy) ........   Great Britain    18,103,896       18,063,962      June 1998               39,934
Pound (Buy) ........   Great Britain     9,384,828        9,377,575      January 1998             7,253
Pound (Buy) ........   Ireland           1,466,779        1,471,565      July 1998               (4,786)
Schilling (Buy) ....   Austria           3,547,699        3,559,286      July 1998              (11,587)
Won (Buy) ..........   Korea               816,870          787,770      May 1998                29,100
Yen (Buy) ..........   Japan            67,233,793       70,818,429      May 1998            (3,584,636)
Yen (Sell) .........   Japan             5,444,450        5,629,364      May 1998               184,914
Yen (Buy) ..........   Japan               261,736          267,495      June 1998               (5,759)
Yen (Sell) .........   Japan             3,304,321        3,371,183      June 1998               66,862
Yen (Sell) .........   Japan             1,313,020        1,319,242      July 1998                6,222
                                                                                            -----------
                                                                                            $(1,799,341)
                                                                                            ===========

FOREIGN BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (Unaudited)
------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note1A) (Identified Cost, $432,584,120)    $432,640,313
Foreign currency at value (Cost $1,666,442)                          1,578,476
Cash                                                                       779
Receivable for securities sold                                      10,222,065
Receivable for forward contracts                                     2,478,169
Interest receivable                                                  3,830,128
Receivable for daily variation on future contracts                      77,175
Other assets                                                            71,504
------------------------------------------------------------------------------
 Total assets                                                      450,898,609
------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                                   176,041,587
Payable for forward contracts                                        4,277,510
Swap agreements                                                        513,219
Payable to affiliates--Management fees (Note 2)                         46,449
Accrued expenses                                                       175,166
------------------------------------------------------------------------------
 Total liabilities                                                 181,053,931
------------------------------------------------------------------------------
NET ASSETS                                                        $269,844,678
------------------------------------------------------------------------------
REPRESENTED BY:
Paid-in capital for beneficial interest                           $269,844,678
------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
FOR THE PERIOD NOVEMBER 1, 1997
(COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)
------------------------------------------------------------------------------
INCOME:
Interest (Note 1B) (net of foreign tax of $3,781)                  $ 6,626,391
------------------------------------------------------------------------------
EXPENSES:
Management fees (Note 2)                            $  670,653
Custody and Fund Accounting fees                       196,985
Auditing services                                       17,300
Legal services                                          10,730
Trustees fees                                            2,594
Printing                                                 2,264
Miscellaneous                                            1,695
------------------------------------------------------------------------------
 Total expenses                                                        902,221
------------------------------------------------------------------------------
Net investment income                                                5,724,170
------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
Net unrealized depreciation of investments,
 forward currency contracts, foreign currency,
 futures, written options and other assets and
 liabilities                                        (1,231,560)
Add unrealized depreciation from contributed
 assets (Note 1)                                     2,101,991
------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                   870,431
Net realized (loss) from investments, forward
 currency contracts, foreign currency transactions,
 futures and written options                                        (6,969,449)
------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
 foreign currency                                                   (6,099,018)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (374,848)
------------------------------------------------------------------------------

See notes to financial statements

FOREIGN BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD NOVEMBER 1, 1997
(COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                                             $  5,724,170
Net change in unrealized appreciation of investments,
 forward currency contracts, foreign currency, futures,
 written options and other assets and liabilities                      870,431
Net realized (loss) from investments, forward currency contracts,
 foreign currency transactions, futures and written options         (6,969,449)
------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations                 (374,848)
------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
Proceeds from contributions                                        314,811,760
Value of withdrawals                                               (44,592,234)
------------------------------------------------------------------------------
 Net increase in net assets from capital transactions              270,219,526
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
NET ASSETS:
Beginning of period                                                     --
------------------------------------------------------------------------------
End of period                                                     $269,844,678
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR THE PERIOD NOVEMBER 1, 1997
(COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                              $269,845
Ratio of expenses to average net assets                                   0.74%+
Ratio of net investment income to average net assets                      4.69%+
Portfolio turnover                                                         285%
------------------------------------------------------------------------------

+ Annualized

See notes to financial statements

FOREIGN BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES Foreign Bond Portfolio (the "Portfolio"), a separate series of Asset Allocation Portfolios (the "Trust") is registered under the U.S. Investment Company Act of 1940, as amended, as an open-end, management investment company which was organized as a trust under the laws of the State of New York. The Declaration of the Trust permits the Trustees to issue beneficial interests in the Portfolio. Citibank, N.A. ("Citibank" or the Manager) is the Investment Manager of the Portfolio. Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Sub-Administrator. On November 1, 1997 (Commencement of Operations) the CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 transferred a portion of its investable assets in amount of $37,806,736, $69,713,620, $91,158,260,
$19,592,443 including $(434,418), $(669,939), $(836,241), $(161,393) of unrealized depreciation to the Portfolio in exchange for an interest in the Portfolio.

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Portfolio is as follows:

   A. Investment Security Valuations Equity securities are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Bonds, foreign bonds and other fixed income securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchanges or over-the-counter prices. Short-term obligations maturing in sixty days or less are valued at amortized cost which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or under guidelines established by the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

   B. Income Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on debt securities when required for U.S. federal income tax purposes. Gain and loss from principal paydowns are recorded as interest income. Dividend income and other distributions from investments are recorded on the ex-dividend date. Dividend and interest income is recorded net of foreign taxes withheld. Reclaims of recoverable foreign taxes are the responsibility of the qualified investors.

   C. Foreign Currency Translation The accounting records of the Portfolio is maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, as well as income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translations of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income and expenses recorded and the amount actually received or paid.

   D. Forward Foreign Currency Contracts The Portfolio may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

   E. U.S. Federal Taxes The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary.

   F. Expenses The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG.

   G. Futures contracts The Portfolio may engage in futures transactions. The Portfolio may use futures contracts in order to protect the Portfolio from fluctuation in interest rates without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Portfolio in an effort to reduce potential losses or enhance potential gains. Buying futures contracts tends to increase the Portfolio's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Portfolio's exposure to the underlying instrument, or to hedge other portfolio investments.

   Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Portfolio recognizes a realized gain or loss when the contract is closed or expires. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

   There are several risks in connection with the use of futures contracts as a hedging device. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities.

   H. Purchased Options The premium paid by the Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked-to market to reflect the current market value of the option. When an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, the Portfolio will realize a gain or loss from sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

   I. Swap Agreements To the extent permitted under their respective investment policies, the Portfolio may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Portfolio may also enter into interest rate swap agreements which involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Interest rate swaps are marked to market daily. Unrealized gains or losses are reported as an asset or a liability in the statement of Assets and Liabilities. The cash paid or received on a swap is recognized as a realized loss or gain when such a payment is paid or received.

   Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

   J. Written Options When a Portfolio writes an option, the premium received by the Portfolio is presented in the Portfolio's Statement of Assets and Liabilities as an asset with an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which it is principally traded. If an option expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the portfolio purchases upon exercise of the option.

   The risk in writing a call option is that the Portfolio relinquished the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option the Portfolio assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts terms.

   K. Other Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on the identified cost basis.

2. MANAGEMENT FEES Citibank is responsible for overall management of the Portfolio's business affairs, and has a separate Management Agreement with the Portfolio. Citibank also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolios. SFG acts as Sub-Administrator and performs such duties and receives such compensation from Citibank as from time to time are agreed to by Citibank and SFG. Citibank has delegated the daily management of the Portfolio to Pimco (the "Sub-Adviser"). Citibank is a wholly-owned subsidiary of Citicorp. Citibank recently announced its intention to merge with the Travelers Group. Completion of the merger is subject to the satisfaction of certain conditions.

   The management fee paid to Citibank, amounted to $255,253 for the period November 1, 1997 (Commencement of Operations) to April 30, 1998. Citibank management fees are computed at the annual rate of 0.55% of the Portfolio's average daily net assets less the aggregate amount (if any) payable by the Portfolio Trust pursuant to the Sub-management Agreement with the Subadviser. The Portfolio pays the Subadviser the following fees, which are accrued daily and payable monthly and are at the annual rates equal to the percentages specified below of the aggregate assets of the Portfolio allocated to the Subadviser 0.35% on first $200 million, 0.30% on remaining assets.

   The fees paid to the Sub-adviser amount to $415,400 for the period ended April 30, 1998.

   The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Sub-Administrator, all of whom receive remuneration for their services to the Trust from the Sub-Administrator or its affiliates.

3. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of securities, other than short-term obligations, aggregated $654,744,490 and $646,939,131 respectively for the six months ended April 30, 1998, were as follows:

4. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at April 30, 1998, as computed on a federal income tax basis, are as follows:

 Aggregate Cost                                              $432,584,120
-------------------------------------------------------------------------
 Gross unrealized appreciation                               $  3,282,807
 Gross unrealized depreciation                                 (3,206,614)
-------------------------------------------------------------------------
 Net unrealized appreciation                                 $     56,193
-------------------------------------------------------------------------

5. LINE OF CREDIT The Portfolio, along with the CitiFunds/CitiSelect, entered into a line of credit agreement with a bank which allows the Portfolios collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific Portfolio executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended April 30, 1998, the commitment fee allocated to the Portfolio was $234. Since the line of credit was established, there have been no borrowings.

INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS   April 30, 1998
(Unaudited)

ISSUER                                               SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--98.2%
--------------------------------------------------------------------------------
AUSTRIA -- 0.8%
--------------------------------------------------------------------------------
Bohler-Uddeholm                                        31,283      $  2,306,615
                                                                   ------------
AUSTRALIA -- 2.8%
--------------------------------------------------------------------------------
Australia & New Zealand Banking Group                 658,440         4,596,592
Pioneer International, Ltd.                           641,253         1,831,968
Quantas Airways                                       736,479         1,124,062
                                                                   ------------
                                                                      7,552,622
                                                                   ------------
CANADA -- 3.9%
--------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce                     74,481         2,648,595
Imasco, Ltd.                                           97,661         3,677,783
Noranda, Inc.                                         194,180         4,005,951
                                                                   ------------
                                                                     10,332,329
                                                                   ------------
FINLAND -- 3.0%
--------------------------------------------------------------------------------
Metra AB                                              104,655         2,632,419
The Rauma Group Oy                                     71,693         1,342,615
UPM-Kymmene Oy                                        136,958         4,111,305
                                                                   ------------
                                                                      8,086,339
                                                                   ------------
FRANCE -- 9.5%
--------------------------------------------------------------------------------
Elf Aquitaine                                          27,480         3,607,007
La Farge                                                4,646           426,650
La Farge Coppee                                        55,760         5,268,953
Pernod-Ricard                                          51,516         3,556,669
SEITA                                                 111,821         5,022,737
Societe Generale                                       25,055         5,218,576
Usinor Sacilor                                        149,563         2,239,340
                                                                   ------------
                                                                     25,339,932
                                                                   ------------
GERMANY -- 4.6%
--------------------------------------------------------------------------------
Commerzbank AG                                        115,367         4,448,690
Draegerwerk AG                                        124,818         2,879,533
Dyckerhoff AG                                          10,781         3,712,718
Vossloh AG                                             21,227         1,383,945
                                                                   ------------
                                                                     12,424,886
                                                                   ------------
GREAT BRITAIN -- 24.6%
--------------------------------------------------------------------------------
Abbey National                                        230,727         4,334,072
Allied Domecq PLC                                     451,470         4,644,318
BTR PLC                                             1,197,982         3,982,680
B.A.T. Industries                                     456,388         4,305,576
Coats Viyella                                       1,714,716         2,667,430
Commercial Union                                      280,488         5,250,036
Cookson Group                                       1,050,730         4,719,037
Elementis                                             411,878         1,047,201
Hanson                                                770,119         4,544,047
Hillsdown Holdings                                  1,618,438         4,845,817
Hyder                                                 221,420         3,562,951
Lex Service                                           366,400         3,707,907
Mckenchnie                                            264,175         2,200,589
National Westminister Bank                             83,836         1,678,582
Powergen                                              273,236         3,692,897
Safeway                                               501,006         2,987,586
Tate & Lyle                                           277,800         2,230,445
Tomkins                                               913,067         5,376,049
                                                                   ------------
                                                                     65,777,220
                                                                   ------------
HONG KONG -- 7.0%
--------------------------------------------------------------------------------
Clp Holdings, Ltd.                                    545,500         2,619,752
Dao Heng Bank Group, Ltd.                             867,000         2,563,168
Dickson Concepts International, Ltd.                  612,833           846,542
HSBC Holdings                                          62,716         1,789,341
Hang Lung  Development Co.                          1,602,635         2,089,674
Hong Kong  Telecommunications                         850,200         1,591,518
New World Development Co.                             873,790         2,487,357
South China Morning Post                            1,577,486           946,980
Swire Pacific                                         736,000         3,677,150
                                                                   ------------
                                                                     18,611,482
                                                                   ------------
IRELAND -- 3.1%
--------------------------------------------------------------------------------
Greencore Group                                       612,240         3,738,663
Jefferson Smurfit Group                             1,243,360         4,625,387
                                                                   ------------
                                                                      8,364,050
                                                                   ------------
ITALY -- 1.7%
--------------------------------------------------------------------------------
Eni Spa                                               664,100         4,459,576
                                                                   ------------
JAPAN -- 10.9%
--------------------------------------------------------------------------------
Koito Manufacturing  Co.                              405,000         2,081,004
Kyocera Corp.                                          79,700         4,179,523
MOS Food Services                                     194,000         2,470,077
NSK, Ltd.                                             536,000         1,927,883
Nichicon Corp.                                        255,000         2,774,671
Nintendo Co.                                           45,900         4,210,564
Promise Co.                                            76,000         3,859,151
Sekisui Chemical Co.                                  219,000         1,203,060
Sony Corp.                                             24,100         2,004,995
Suzuki Motor Corp.                                    304,000         2,614,115
Yodogawa Steel Works                                  456,000         1,929,575
                                                                   ------------
                                                                     29,254,618
                                                                   ------------
MALAYSIA -- 0.8%
--------------------------------------------------------------------------------
Genting Berhad                                        458,600         1,524,568
Malaysian International  Shipping Berhad              316,000           550,670
                                                                   ------------
                                                                      2,075,238
                                                                   ------------
NETHERLANDS -- 7.4%
--------------------------------------------------------------------------------
ABN Amro Holdings NV                                  149,597         3,643,469
Akzo Nobel NV                                          23,337         4,748,036
Hollandsche Beton Groep                               101,730         2,120,109
ING Groep NV                                           82,133         5,338,381
Koninklijke PTT                                        74,956         3,873,772
                                                                   ------------
                                                                     19,723,767
                                                                   ------------
NEW ZEALAND -- 0.4%
--------------------------------------------------------------------------------
Fletcher Challenge Building                           608,789         1,230,984
                                                                   ------------
NORWAY -- 1.9%
--------------------------------------------------------------------------------
Kvaerner ASA                                           40,737         1,808,336
Nycomed Amersham                                      101,706         3,300,836
                                                                   ------------
                                                                      5,109,172
                                                                   ------------
SINGAPORE -- 0.4%
--------------------------------------------------------------------------------
Fraser & Neave, Ltd.                                  225,000         1,009,479
                                                                   ------------
SPAIN -- 2.2%
--------------------------------------------------------------------------------
Banco Santander SA                                    113,270         5,987,023
                                                                   ------------
Sweden -- 2.5%
--------------------------------------------------------------------------------
Electrolux AB                                          45,130         4,197,055
Gettinge Industries                                   109,745         2,438,148
                                                                   ------------
                                                                      6,635,203
                                                                   ------------
SWITZERLAND -- 9.9%
--------------------------------------------------------------------------------
Forbo Holdings                                          8,564         4,394,722
Nestle SA                                               2,463         4,776,628
Saurer AG                                               3,500         3,533,822
Schweizerische Rueckversicherungs-Gesellschaft          2,317         5,111,143
Schweizerische Industrie-Gesellschaft Holding AG        7,048         5,861,982
Sulzer AG                                               3,764         2,696,634
                                                                   ------------
                                                                     26,374,931
                                                                   ------------
UNITED STATES -- 0.8%
--------------------------------------------------------------------------------
Jardine Matheson                                      492,000         2,076,240
                                                                   ------------

WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Bolton Properties* Exp. 9/15/01                        23,750             1,464
                                                                   ------------

TOTAL COMMON STOCKS                                                 262,733,170
                                                                   ------------

SHORT-TERM OBLIGATIONS -- 2.3%
--------------------------------------------------------------------------------
State Street Repurchase Agreement 5.00% due 5/01/98
   proceeds at maturity $6,192,860 (collateralized
   by $6,170,000 U.S. Treasury Note 5.625% due
   11/30/99, valued at $6,316,538)                                    6,192,000
                                                                   ------------

TOTAL INVESTMENTS (Identified Cost $226,173,839)       100.5%       268,925,170

OTHER ASSETS, LESS LIABILITIES                          (0.5)        (1,436,005)
                                                       -----       ------------
NET ASSETS                                             100.0%      $267,489,165
                                                       =====       ============

* Non income producing

See notes to financial statements

INTERNATIONAL PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
ASSETS:
Investments at value (Note 1A) (Identified Cost, $226,173,839)     $268,925,170
Foreign currency, at value (Cost $428,131)                              424,078
Cash                                                                        382
Dividends and interest receivable                                     1,269,765
Receivable for investments sold                                         350,810
--------------------------------------------------------------------------------
  Total assets                                                      270,970,205
--------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                     3,067,271
Payable to affiliates--Management fees (Note 2)                         173,906
Accrued expenses and other liabilities                                  239,863
--------------------------------------------------------------------------------
  Total liabilities                                                   3,481,040
--------------------------------------------------------------------------------
NET ASSETS                                                         $267,489,165
--------------------------------------------------------------------------------
REPRESENTED BY:
Paid-in capital for beneficial interests                           $267,489,165
--------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)
----------------------------------------------------------------------------------------------
INVESTMENT INCOME: (Note 1B)
Dividend income (net of foreign withholding tax of $449,557)       $2,840,752
Interest income                                                       175,511
----------------------------------------------------------------------------------------------
  Total investment income                                                          $ 3,016,263
----------------------------------------------------------------------------------------------
EXPENSES:
Management fees (Note 2)                                              995,465
Custody and Fund Accounting fees                                      178,672
Audit fees                                                             17,300
Legal fees                                                             10,730
Trustees fees                                                           2,602
Miscellaneous                                                           2,232
----------------------------------------------------------------------------------------------
  Total expenses                                                                     1,207,001
----------------------------------------------------------------------------------------------
Net investment income                                                                1,809,262
----------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investment transactions                (2,435,338)
Net realized gain (loss) on foreign exchange currency transactions     (8,067)
----------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                          (2,443,405)
----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments          42,747,278
Less: unrealized appreciation from contributed assets              12,088,710
----------------------------------------------------------------------------------------------
Unrealized appreciation of investments                                              30,658,568
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) of investments                            28,215,163
----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $30,024,425
----------------------------------------------------------------------------------------------

See notes to financial statements

INTERNATIONAL PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                                              $  1,809,262
Net realized gain on investment transactions (2,443,405)
Unrealized appreciation of investments                               30,658,568
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 30,024,425
--------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                                         564,751,446
Value of withdrawals                                               (327,286,706)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions     237,464,740
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS:                                         267,489,165
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                          --
--------------------------------------------------------------------------------
End of period                                                      $267,489,165
--------------------------------------------------------------------------------


INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                             $267,489
Ratio of expenses to average net assets                                  0.97%*
Ratio of net investment income to average net assets                     1.45%*
Portfolio turnover                                                         19%
--------------------------------------------------------------------------------

 *  Annualized

See notes to financial statements

INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES International Portfolio (the "Portfolio"), a separate series of The Asset Allocation Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Manager of the Portfolio is Citibank, N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Sub-Administrator. On November 1, 1997 (Commencement of Operations) the CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 each transferred a portion of their investable assets in the amount of $13,468,512, $45,037,659, $115,488,801 and $69,902,939 including $657,730, $2,460,410,
$6,297,679 and $2,672,891, respectively, of unrealized appreciation to the Portfolio in exchange for an interest in the Portfolio.

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Portfolio are as follows:

   A. Investment Security Valuations Equity securities are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Bonds, foreign bonds and other fixed income securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchanges or over-the-counter prices. Short-term obligations maturing in sixty days or less are valued at amortized cost which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or under guidelines established by the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

   B. Income Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on debt securities when required for U.S. federal income tax purposes. Gain and loss from principal paydowns are recorded as interest income. Dividend income and other distributions from investments are recorded on the ex-dividend date. Dividend and interest income is recorded net of foreign taxes withheld. Reclaims of recoverable foreign taxes are the responsibility of the qualified investors.

   C. Foreign Currency Translation The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, as well as income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translations of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income and expenses recorded and the amount actually received or paid.

   D. Forward Foreign Currency Contracts The Portfolio may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

   E. U.S. Federal Taxes The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary.

   F. Expenses The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   G. Other Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

2. MANAGEMENT FEES Citibank is responsible for overall management of the Portfolio's business affairs, and has a separate Management Agreement with the Portfolio. Citibank also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio. SFG acts as Sub-Administrator and performs such duties and receives such compensation from Citibank as from time to time are agreed to by Citibank and SFG.

   Citibank has delegated the daily management of the Portfolio to Hotchkis and Wiley (the "Subadviser"). Citibank is a wholly-owned subsidiary of Citicorp. Citicorp recently announced its intention to merge with The Travelers Group. Completion of the merger is subject to the satisfaction of certain conditions.

   The management fee paid to Citibank, amounted to $458,183 for the period November 1, 1997 (Commencement of Operations) to April 30, 1998. Management fees are computed at the annual rate of 0.80% of the Portfolio's average daily net assets less the aggregate amount (if any) payable by the Portfolio Trust pursuant to the Sub-management Agreement with the Subadviser. The Portfolio pays the Subadviser the following fees, which are accrued daily and payable monthly and are at the annual rates equal to a percentage of the aggregate assets of the Portfolio allocated to the Subadviser: 0.60% on first $10 million, 0.55% on next $40 million, 0.45% on next $100 million, 0.35% on next $150 million, 0.30% on remaining assets.

   The management fees paid to the Subadviser amounted to $537,282 for the period ended April 30, 1998.

3. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments, other than short-term obligations, aggregated $46,022,137 and $46,351,760, respectively, for the period November 1, 1997 (Commencement of Operations) to April 30, 1998.

4. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at April 30, 1998, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $226,173,839
--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $ 55,646,091
Gross unrealized depreciation                                       (12,894,760)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 42,751,331
--------------------------------------------------------------------------------

5. LINE OF CREDIT The Portfolio, along with other CitiFunds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the period November 1, 1997 (Commencement of Operations) to April 30, 1998, the commitment fee allocated to the Portfolio was $242. Since the line of credit was established, there have been no borrowings.

Short-Term Portfolio
PORTFOLIO OF INVESTMENTS                                    April 30, 1998
(Unaudited)

                                                     PRINCIPAL
ISSUER                                                AMOUNT         VALUE
-------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS -- 99.4%
-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (YANKEE) -- 15.8%
-------------------------------------------------------------------------------
Bank of Nova Scotia
   5.65% due 3/29/99                               $  4,000,000    $  3,995,504
Bank of Tokyo Mitsubishi Ltd.
   6.00% due 5/12/98                                  5,000,000       5,000,000
Deutsche Bank
   5.85% due 10/20/98                                 2,000,000       2,000,359
Societe Generale Bank
   5.75% due 4/06/99                                  4,000,000       3,998,682
                                                                   ------------
                                                                     14,994,545
                                                                   ------------
COMMERCIAL PAPER -- 32.9%
-------------------------------------------------------------------------------
Bankers Trust N.Y
   5.97% due 10/27/98                                 3,000,000       3,002,103
Barclays Bank PLC
   5.82% due 10/05/98                                 2,900,000       2,900,115
Barton Capital Corp.
   5.52% due 6/12/98                                  4,000,000       3,974,240
Centric Capital Corp.
   5.52% due 6/08/98                                  4,000,000       3,976,693
FCC National Bank
   5.837% due 6/24/98                                 5,000,000       5,004,820
Goldman Sachs Group LP
   5.62% due 6/12/98                                  4,000,000       3,973,773
Receivables Capital Corp.
   5.53% due 5/18/98                                  4,000,000       3,989,554
Repeat Offering Securities
   5.55% due 5/18/98                                  4,500,000       4,463,231
                                                                   ------------
                                                                     31,284,529
                                                                   ------------
FLOATING RATE NOTES -- 31.1%
-------------------------------------------------------------------------------
Abbey National Treasury Services PLC
   5.54% due 1/20/99                                  4,000,000       3,991,988
Credit Agricole Indosuez N.Y.
   5.70% due 1/07/99                                  3,000,000       2,998,700
J. P. Morgan & Co.
   5.75% due 3/10/99                                  5,000,000       5,000,750
PNC Bank
   5.57% due 1/29/99                                  4,500,000       4,496,872
Rabobank Nederland N.V.
   5.78% due 10/05/98                                 3,000,000       3,000,330
Royal Bank Of Canada
   5.54% due 2/16/99                                  5,000,000       4,990,006
Toyota Motor Corp.
   5.73% due 3/10/99                                  5,000,000       4,998,750
                                                                   ------------
                                                                     29,477,396
                                                                   ------------
REPURCHASE AGREEMENTS -- 15.4%
-------------------------------------------------------------------------------
CIBC/Wood Gundy Repurchase Agreement 5.40%
   due 5/01/98 proceeds at maturity
   $5,000,750 (collateralized by $4,930,000
   FNMA Notes 6.55% due 2/12/05, valued
   at $5,133,222)                                  $  5,000,000    $  5,000,000
HSBC Repurchase Agreement
   5.62% due 5/01/98  proceeds at maturity
   $4,652,685 (collateralized by $4,334,000
   U.S. Treasury Bonds 6.75% due 8/15/26,
   valued at $4,754,918)                              4,652,000       4,652,000
Sanwa Repurchase Agreement
   5.45% due 5/01/98 proceeds at maturity
   $5,000,757 (collateralized by $11,252,000
   U.S. Treasury Strip Zero coupon due
   5/15/11, valued at $5,100,388)                     5,000,000       5,000,000
                                                                   ------------
                                                                     14,652,000
                                                                   ------------
UNITED STATES GOVERNMENT AGENCY -- 4.2%
-------------------------------------------------------------------------------
Federal Home Loan  Mortgage Discount
   Notes 5.42%  due 5/28/98                           4,000,000       3,983,740

TOTAL INVESTMENTS                                          99.4%     94,392,210
   (Identified Cost $94,408,006)
OTHER ASSETS, LESS LIABILITIES                              0.6         608,909
                                                          -----    ------------
NET ASSETS                                                100.0%   $ 95,001,119
                                                          =====    ============

See notes to financial statements

SHORT-TERM PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
ASSETS:
Investments at value (Note 1A) (Identified Cost $94,408,006)         $94,392,210
Cash                                                                         854
Interest receivable                                                      704,324
--------------------------------------------------------------------------------
 Total assets                                                         95,097,388
--------------------------------------------------------------------------------
LIABILITIES:
Payable to affiliate--Management fee (Note 2)                             18,261
Accrued expenses and other liabilities                                    78,008
--------------------------------------------------------------------------------
  Total liabilities                                                       96,269
--------------------------------------------------------------------------------
NET ASSETS                                                           $95,001,119
--------------------------------------------------------------------------------
REPRESENTED BY:
Paid-in capital for beneficial interests                             $95,001,119
--------------------------------------------------------------------------------

SHORT-TERM PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
INTEREST INCOME (Note 1B):                                          $ 2,578,777
Expenses:
Management fees (Note 2)                                $112,483
Custody and Fund Accounting fees                          82,547
Auditing fees                                             10,600
Legal fees                                                 8,730
Trustees' fees                                             2,473
Other                                                      3,527
--------------------------------------------------------------------------------
 Total expenses                                                         220,360
--------------------------------------------------------------------------------
Net investment income                                                 2,358,417
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net unrealized depreciation of investments               (15,796)
Less unrealized appreciation from contributed assets
  (Note 1)                                                 7,254
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of investments                   (23,050)
Net realized gain (loss) from investment transactions                    14,294
--------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments                  (8,756)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 2,349,661
--------------------------------------------------------------------------------

See notes to financial statements

SHORT-TERM PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income                                               $ 2,358,417
Unrealized appreciation (depreciation) of investments                   (23,050)
Net realized gain on investment transactions                             14,294
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  2,349,661
--------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                                         314,176,886
Value of withdrawals                                               (221,525,428)
--------------------------------------------------------------------------------
Net increase in net assets from capital transactions                 92,651,458
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                           95,001,119
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                      --
--------------------------------------------------------------------------------
End of period                                                      $ 95,001,119
--------------------------------------------------------------------------------

SHORT-TERM PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998 (Unaudited)

RATIOS/SUPPLEMENTAL DATA:
Net assets (000's omitted)                                            $95,001
Ratio of expenses to average net assets                                 0.49% *
Ratio of net investment income to average net assets                    5.24% *
--------------------------------------------------------------------------------
* Annualized

See notes to financial statements

SHORT-TERM PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES Short-Term Portfolio (the "Portfolio"), a separate series of the Asset Allocation Portfolios (the "Trust"), is registered under the U.S. Investment Company Act of 1940, as amended, as an open-end, management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Citibank, N.A. ("Citibank") acts as the Investment Manager. Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Sub-Administrator. On November 1, 1997 (Commencement of Operations) the CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 transferred a portion of its investable assets in the amount of $37,516,585, $13,484,141, $17,666,426 and $8,038,078 including $1,369,
$2,238, $2,239 and $1,408, respectively of unrealized appreciation to the Portfolio in exchange for an interest in the Portfolio.

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Portfolio are as follows:

   A. Investment Security Valuations Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

   B. Income Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes.

   C. U.S. Federal Income Taxes The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

   D. Repurchase Agreements It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

   E. Expenses The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   F. Other Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. MANAGEMENT FEES Citibank is responsible for overall management of the Portfolio's business affairs, and has a separate Management Agreement with the Portfolio. Citibank also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio. SFG acts as Sub-Administrator and performs such duties and receives such compensation from Citibank as from time to time are agreed to by Citibank an SFG. Citibank is a wholly owned subsidiary of Citicorp. Citicorp recently announced its intention to merge with The Travelers Group. Completion of the merger is subject to the satisfaction of certain conditions.

   The management fees paid to Citibank is accrued daily and payable monthly. The management fees are computed at an annual rate of 0.25% of the Portfolio's average daily net assets. The management fees paid to Citibank amounted to $112,483 for the period November 1, 1997 (Commencement of Operations) to April 30, 1998. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Sub-Administrator, all of whom receive remuneration for their services to the Trust from the Sub-Administrator or its affiliates.

3. PURCHASES AND SALES OF INVESTMENTS Purchases, maturities and sales of money market instruments aggregated $2,027,993,797 and $1,934,400,227, respectively, for the period November 1, 1997 (Commencement of Operations) to April 30, 1998.

4. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at April 30, 1998, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $ 94,408,006
--------------------------------------------------------------------------------
Gross unrealized appreciation                                           $ 4,283
Gross unrealized depreciation                                           (20,079)
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $ (15,796)
--------------------------------------------------------------------------------

5. LINE OF CREDIT The Portfolio, along with other CitiFunds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the period ended April 30, 1998, the commitment fee allocated to the Portfolio was $88. Since the line of credit was established, there have been no borrowings.

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Sub-Administrator and Distributor


INVESTMENT MANAGER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

DISTRIBUTOR
CFBDS, Inc.
21 Milk Street, 5th floor
Boston, MA 02109

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

(C) 1998 Citicorp        [recycle logo] Printed on recycled paper        CSS/498